------------------------------------------
------------------------------------------
------------------------------------------


INVESTMENT ADVISER
Graver, Bokhof, Goodwin & Sullivan, L.P.
100 South Wacker Drive, Suite 2100
Chicago, Illinois 60606-4005
(312) 782-1515

DISTRIBUTOR
Dreher & Associates, Inc.
One Oakbrook Terrace, Suite 708
Oakbrook Terrace, Illinois 60181-4793
(630) 932-3000

CUSTODIAN
UMB Bank, N.A.
P.O. Box 419226
Kansas City, Missouri 64141

TRANSFER AGENT
Jones and Babson, Inc.
BMA Tower
700 Karnes Boulevard, 12th Floor
Kansas City, Missouri 64108

LEGAL COUNSEL
Vedder, Price, Kaufman & Kammholz
222 North LaSalle Street
Chicago, Illinois 60801

INDEPENDENT AUDITORS
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606


NO DEALER, SALESMAN OR ANY OTHER PERSON IS AUTHORIZED, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, TO ACT AS AGENT FOR UNIVERSAL CAPITAL GROWTH FUND, NOR IS ANY PERSON AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN SUPPLEMENTARY INFORMATION OR IN SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY UNIVERSAL CAPITAL GROWTH FUND AND NO PERSON IS ENTITLED TO RELY UPON ANY INFORMATION OR REPRESENTATION NOT CONTAINED HEREIN OR THEREIN.

                                   UNIVERSAL
                                    CAPITAL
                                     GROWTH
                                      FUND
                                   PROSPECTUS
                   ------------------------------------------

                                JANUARY 28, 1998

                   ------------------------------------------
                   ------------------------------------------

--------------------------------------
--------------------------------------
--------------------------------------

UNIVERSAL CAPITAL GROWTH FUND

--------------------------------------


Universal Capital Growth Fund (the "Fund"), a series of Universal Capital Investment Trust (the "Trust"), is a fully-managed, diversified, open-end mutual fund. The Fund's investment objective is to maximize capital appreciation primarily through investment in common stocks of companies which the Fund's investment adviser, Graver, Bokhof, Goodwin & Sullivan, L.P., believes have potential to increase earnings and are either undervalued or fairly valued.

This Prospectus, which should be read and retained for future reference, sets forth concisely the information an investor should consider before investing in the Fund. A Statement of Additional Information containing further information about the Fund has been filed with the Securities and Exchange Commission and may be obtained without charge by calling or writing the Fund at the telephone number or address listed below. The Statement of Additional Information bears the same date as this Prospectus and (together with any supplements thereto) is incorporated by reference into this Prospectus.

UNIVERSAL CAPITAL GROWTH FUND
100 SOUTH WACKER DRIVE, SUITE 2100
CHICAGO, ILLINOIS 60606-4005
(312) 782-1515


TABLE OF CONTENTS
--------------------------------

Highlights................................................................     2
Expense Information.......................................................     3
Financial Highlights......................................................     3
Investment Objective and Policies.........................................     4
Investment Risks..........................................................     5
Investment Restrictions...................................................     5
How to Purchase Shares....................................................     6
How to Redeem Shares......................................................     9
Shareholder Services......................................................    10
Dividends and Distributions...............................................    11
Taxes.....................................................................    11
Management of the Fund....................................................    11
Performance Information...................................................    13
Portfolio Transactions....................................................    14
The Trust and its Shares..................................................    15
Appendix - Letter of Intent...............................................    16


--------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE.

------------------------------------------

The date of this Prospectus is January 28, 1998

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--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HIGHLIGHTS

INVESTMENT OBJECTIVE

The investment objective of Universal Capital Growth Fund (the "Fund") is to maximize capital appreciation primarily through investment in common stocks of companies which the Fund's investment adviser, Graver, Bokhof, Goodwin & Sullivan, L.P. (the "Adviser"), believes have potential to increase earnings and are either undervalued or fairly valued. There can be no assurance that the Fund will achieve its objective.

INVESTMENT RISKS

The Fund is designed for long-term investors who can accept the fluctuations in portfolio value and other risks associated with seeking to maximize capital appreciation through investment in securities. The Fund invests in both large and small companies. Investments in small, and often newer companies involve greater risk than is customarily associated with more established companies. See "Investment Risks" and "Investment Objective and Policies" for a more complete description of the risks of investing in the Fund.

DIVIDENDS AND CAPITAL GAINS

All dividends from net investment income and net realized capital gains, if any, are paid to shareholders by the Fund at least annually. Distributions are automatically reinvested in additional shares at net asset value (without a sales charge) unless payment in cash has been requested. See "Dividends and Distributions."

PURCHASING SHARES

Shares of the Fund are sold with a front-end sales charge of 5.5% of the offering price, with reduced sales charges on larger investments. Shareholders of the Fund prior to August 15, 1997 are permitted to purchase shares of the Fund in accordance with the Fund's previous front-end sales commission schedule. There is no sales charge on purchases of $500,000 or more or on reinvestment of distributions. See "How to Purchase Shares."

MINIMUM INVESTMENTS

The Fund's minimum account size is generally $1,000. Each subsequent investment must be $50 or more except for reinvestment of distributions. There is no minimum account size for retirement plans. See "How to Purchase Shares."

REDEMPTION PRICE

Shares are redeemed at current net asset value, without charge. See "How to Redeem Shares."

EXPENSES OF THE FUND

The Fund pays a monthly advisory fee at the annual rate of 1% of the first $250 million of the Fund's average daily net assets. See "Management of the Fund -- The Adviser and Distributor." The Fund also pays the distributor monthly fees at annual rates aggregating 0.50% of the Fund's average daily net assets for shareholder servicing and for services in distributing Fund shares. See "Management of the Fund -- Distribution Plan."

INVESTMENT ADVISER

Graver, Bokhof, Goodwin & Sullivan, L.P.
100 South Wacker Drive, Suite 2100
Chicago, Illinois 60606-4005
(312) 782-1515


DISTRIBUTOR

Dreher & Associates, Inc.
One Oakbrook Terrace, Suite 708
Oakbrook Terrace, Illinois 60181-4793
(630) 932-3000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

EXPENSE INFORMATION


SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases (as a percentage of offering
 price)...............................................................     5.50%
Maximum Sales Load Imposed on Reinvested Dividends....................      None
Deferred Sales Load...................................................      None
Redemption Fees.......................................................      None
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)
Advisory and Management Fees..........................................     1.00%
12b-1 Fees (b)........................................................     0.50%
Other Expenses (after expense reimbursements) (a).....................     0.50%
                                                                          ------
Total Fund Operating Expenses (after expense reimbursements) (a)......     2.00%

    (a) Takes into account the Adviser's voluntary undertaking to limit the Fund's annual ordinary operating expenses to 2% of the Fund's average daily net assets through December 31, 1998. "Other Expenses" and "Total Fund Operating Expenses" for the year ended September 30, 1997 would have been 1.00% and 2.50% respectively, without such limitation. You must pay the cost (currently $15) for payment of redemption proceeds by wire.

    (b) Includes a distribution fee of 0.25% and a service fee of 0.25%, all or a portion of which may be paid to brokers for continuing services to be provided to shareholders of the Fund. Long-term shareholders may, as a result of the Fund's distribution plan, pay more than the economic equivalent of the maximum front-end sales charge. See "Management of the Fund -- Distribution Plan."

EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:


           1 Yr.      3 Yrs.      5 Yrs.      10 Yrs.
          -------     -------     -------     -------
          $   74      $  114      $  157      $  275


The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund may bear directly or indirectly. The example assumes that the percentage amounts listed under Annual Fund Operating Expenses remain the same through each of the periods, all income dividends and capital gains distributions are reinvested in additional shares of the Fund, and the Fund's net assets remain constant. The example is not a representation of past or future expenses or investment performance. Reduced sales charges apply to purchases of $50,000 or more. See "How to Purchase Shares."

FINANCIAL HIGHLIGHTS

The table below shows the results of the Fund's operations for a share outstanding throughout each fiscal year ended September 30, and has been audited by Ernst & Young LLP, the Fund's independent auditors. This table should be read in conjunction with the Fund's annual report which may be obtained at no charge by writing to the Fund.


                                          1997(d)      1996        1995        1994        1993        1992       1991(c)
                                          -------     -------     -------     -------     -------     -------     --------
Net asset value, beginning of period....  $ 14.99     $ 16.28     $ 12.47     $ 12.27     $ 11.38     $ 11.16      $10.00
Income from investment operations:
  Net investment income (loss)(a).......    (0.08)      (0.10)      (0.10)      (0.13)      (0.04)       0.11        0.07
  Net realized and unrealized gain on
   investments..........................     4.97        1.14        4.54        0.96        1.39        0.37        1.09
                                          -------     -------     -------     -------     -------     -------     --------
Total from investment operations........     4.89        1.04        4.44        0.83        1.35        0.48        1.16
Less distribution to shareholder from:
  Net investment income.................        -        0.00        0.00        0.00        0.11        0.07        0.00
  Realized gains on investments.........    (1.79)       2.33        0.63        0.63        0.35        0.19        0.00
                                          -------     -------     -------     -------     -------     -------     --------
Total distributions to shareholders.....    (1.79)       2.33        0.63        0.63        0.46        0.26        0.00
Net asset value, end of year............  $ 18.09     $ 14.99     $ 16.28     $ 12.47     $ 12.27     $ 11.38      $11.16
                                          -------     -------     -------     -------     -------     -------     --------
                                          -------     -------     -------     -------     -------     -------     --------
TOTAL RETURN (b)........................    36.24%        7.4%       37.9%        7.5%       12.2%        4.3%       11.6%
Net assets, end of year (in 000's)......  $12,994     $11,124     $ 8,149     $ 4,969     $ 4,892     $ 4,715      $3,031
Ratio of net expenses to average net
 assets (a).............................     2.00%       2.00%       2.00%       2.00%       2.00%       2.00%       2.00%*
Ratio of net investment income (loss) to
 average net assets (a).................    (0.50)%     (0.70)%     (0.80)%     (1.10)%     (0.40)%      1.20%       1.30%*
Portfolio turnover rate.................       49%        262%        158%        189%        186%        111%        126%*
Average commission rate per share.......  $0.0457     $0.0208       N/A         N/A         N/A         N/A         N/A


------------------------------
*   Annualized

(a) After reimbursement and waiver of expenses by the Adviser of 0.50%, 0.35%, 0.70%, 1.10%, 0.90%, 1.20% and 1.30% of average net assets for 1997, 1996,
    1995, 1994, 1993, 1992 and 1991, respectively.

(b) Total return is not annualized for periods less than a full year and does not reflect the effect of any sales charges.

(c) For the period January 22, 1991 (commencement of operations) through September 30, 1991.

(d) On August 15, 1997, the Adviser changed to Graver, Bokhof, Goodwin & Sullivan, L.P. from Integrated Financial Services, Inc.


Note: Per share data for 1997, 1996, 1995, 1994 and 1993 was determined based on average shares outstanding.


--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE

The investment objective of the Fund is to maximize capital appreciation. The realization of current income is not normally a consideration in the selection of securities for investment and the Fund is not designed for investors seeking income rather than capital appreciation. There can be no assurance that the Fund will achieve its objective. The Fund's investment objective may not be changed without shareholder approval.

TYPES OF SECURITIES

The Fund seeks capital appreciation primarily through investment in common stocks which the Adviser believes have potential to increase earnings and are either undervalued or fairly valued relative to earnings or potential earnings growth.

The Fund ordinarily invests on a long-term basis. However, from time to time, the Fund may invest on a short-term basis, or may sell within a few months securities purchased on a long-term basis because of the possibility of rapid security price fluctuations or a change in the circumstances of a particular company or industry or general market or economic conditions.

The Fund may invest in companies of all size capitalizations. Large-capitalization companies (with total stock market capitalizations of $1 billion or more) selected by the Adviser will typically have demonstrated increasing sales and earnings and may have leadership positions in the markets in which they compete. Small-capitalization companies may have recent favorable trends in revenue and earnings growth due to a product or service that offers the opportunity for substantial future growth in a specialized market. The Adviser believes that while investment in smaller companies offers the potential for substantial capital appreciation, there is greater risk and volatility associated with the securities of small companies. The allocation of investments between large- and small-capitalization companies may vary greatly from time to time based on the Adviser's analysis of economic and market conditions.

The Fund expects that, under normal market conditions, at least 75% of the Fund's assets will be invested in common stocks of companies with potential to increase earnings. Subject to that limitation, the Fund may also invest in securities that the Adviser believes offer an opportunity for capital appreciation for reasons other than earnings growth.

The Fund also may invest in securities of unseasoned issuers, convertible securities (such as convertible bonds and convertible preferred stocks), warrants, options on securities, index options, financial futures contracts and foreign securities and at times may lend its portfolio securities. The Fund expects that no more than 5% of its net assets would be placed at risk in connection with any one category of such investments. A more thorough description of these investment practices and a discussion of their associated risks are contained in the Statement of Additional Information.


The Fund may invest in short-term, interest-bearing securities, U.S. Government securities, corporate debt securities, preferred stocks, certificates of deposit of commercial banks and repurchase agreements. Some of these investments may be medium- or long-term investment grade obligations (rated in one of the four highest categories by a nationally recognized rating agency) which, in the judgment of the Adviser, have the greatest potential for a high current return or capital appreciation. Securities rated in the fourth highest category are considered to have speculative characteristics. Under normal market conditions, the Fund will limit its investment in short-term interest bearing securities to 25% of its net assets. When the Adviser believes that prevailing market conditions indicate that a temporary defensive position is warranted, the Fund may invest 100% of its assets in short-term, interest bearing securities. While the Fund maintains a temporary defensive position, investment income may be expected to be higher than if the Fund were invested in common stocks and may constitute a large portion of the return of the Fund. Moreover, during any such period, the

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
Fund probably will not participate in market advances or declines to the extent that it would if it were fully invested in common stocks.


The Fund may sell short securities the Fund owns or has the right to acquire without further consideration, a technique called selling short "against the box." Short sales against the box may protect the Fund against the risk of losses in the value of its portfolio securities because any subsequent unrealized losses with respect to such securities should be wholly or partially offset by a corresponding gain in the short position. However, any subsequent gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a gain on a security when, for tax reasons or otherwise, the Adviser does not want to sell the security. The Fund currently does not expect that more than 40% of the Fund's total assets would be subject to short sales against the box. For a more complete explanation, please refer to the Statement of Additional Information.

INVESTMENT RISKS

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Fund is designed for long-term investors who can accept the fluctuations in portfolio value and other risks associated with seeking to maximize capital appreciation through investment in securities. There can be no guarantee that the Fund will achieve its objective.

The Fund diversifies its securities holdings to reduce risk. Although risk cannot be eliminated, diversification reduces the impact of any single investment. The Fund may invest in both large and small companies. Investments in small, and often newer, companies involve greater risk than is customarily associated with more established companies. Smaller and newer companies often have limited product lines, markets, management personnel, research and/or financial resources. The securities of small companies, which may be thinly capitalized, may have more limited marketability and be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general.

Any investment by the Fund in medium- or long-term, interest-bearing obligations has the risk of principal fluctuation due to changing interest rates and the ability of the issuer to repay the obligation at maturity. Certain risk factors are also associated with other investment practices of the Fund (none of which are expected to involve more than 5% of the Fund's assets), including investing in debt securities and securities of unseasoned issuers, engaging in futures and options transactions, and investing in foreign securities. Risk factors specific to those practices are explained more fully in the Statement of Additional Information. Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time portfolio securities must be held. The Fund's portfolio turnover rate for the fiscal year ended September 30, 1997 was 49.2%. The Fund's annual portfolio turnover rate will vary from year to year; a high rate of portfolio turnover (i.e., over 100%) results in increased transaction expenses and the realization of capital gains and losses. Please refer to the Statement of Additional Information for a more complete explanation.


INVESTMENT RESTRICTIONS

In pursuing its investment objective, the Fund will not:


1. As to 75% of its assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

2. Acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any issuer;

3. Invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

4. Borrow, except that the Fund may borrow up to 5% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary purposes, but not to increase portfolio income (reverse repurchase agreements shall be considered borrowings for purposes of this restriction) nor enter into transactions in options; or,

5. Purchase illiquid securities or securities of issuers (other than issuers of Federal agency obligations) which, including their predecessors, have been in operation for less than three years, if by reason of such purchase the value of the Fund's aggregate investment in such securities would exceed 5% of its total assets.

These are fundamental restrictions that cannot be changed without the approval of a "majority of the outstanding" voting securities of the Fund, as defined in the Investment Company Act of 1940 (the "1940 Act"). All of the Fund's investment restrictions are described in the Statement of Additional Information.

HOW TO PURCHASE SHARES

A Purchase Application is included with this Prospectus. A completed and signed Purchase Application is required for each new account opened, regardless of the method chosen for purchasing shares. Redemptions will not be permitted until a completed Purchase Application is on file and funds have been collected from the check used to purchase shares.

The Fund's minimum account size is generally $1,000. Each subsequent investment must be $50 or more, except for reinvestment of dividends and capital gains distributions. There is no minimum account size for retirement plans. See "Shareholder Services -- Retirement Plans." These minimums may be changed at any time. The Fund reserves the right to reject any order for the purchase of its shares in whole or in part, and to suspend the sale of its shares to the public in response to conditions in the securities markets or otherwise. Generally, the Fund will not issue share certificates representing shares, although share certificates in full share amounts will be furnished without charge upon a shareholder's written request. Fractional shares, if any, will be carried on the books of the Fund without issuance of certificates.

METHODS OF PURCHASE

Shares of the Fund may be purchased from Dreher & Associates, Inc. ("Dreher"), the Fund's distributor, or from selected broker/dealers that have signed selling agreements with Dreher. Investments in the Fund may be made either by check or by wire. Please call the Fund at the number on the front cover of this Prospectus for wiring instructions.

BY CHECK: Checks should be made payable to "Universal Capital Growth Fund" and mailed with the completed and signed Purchase Application to an authorized investment dealer or directly to:

    Universal Capital Growth Fund
    c/o Dreher & Associates, Inc.
    One Oakbrook Terrace
    Suite 708
    Oakbrook Terrace, Illinois 60181-4793

All checks should be drawn on U.S. banks in U.S. dollars in order to avoid fees and delays. A charge (currently $15) may be imposed if any check submitted for investment does not clear.

PURCHASES BY EXISTING SHAREHOLDERS

If a shareholder's account with the Fund is already established and an investment dealer is recorded for such account, subsequent orders for shares may be either mailed directly to Universal Capital Growth Fund, c/o Dreher & Associates, Inc., at the address shown above, or purchased through the shareholder's own authorized investment dealer. A check made payable to "Universal Capital Growth


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Fund" should be enclosed with information identifying the shareholder and the shareholder's account number.

AUTOMATIC INVESTMENT PLAN

Shares may be purchased by automatic monthly transfer of funds ($50 minimum per month) from a shareholder's checking, bank money market, NOW account, or savings account by electronic transfer through the Fund's Automatic Investment Plan.

Through the Automatic Investment Plan, the bank account designated by the shareholder will be debited on the date selected by the shareholder or the next business day, if the date selected is not a business day. Shares of the Fund will be purchased on the date funds are actually received by the Fund's custodian bank.

To sign up for the Plan, new investors in the Fund should complete the Automatic Investment Plan section in the Fund's Purchase Application and attach a voided check to the Application. Existing shareholders of the Fund may sign up for the Plan by calling the Fund or an authorized broker/dealer for a separate Automatic Investment Plan Application.

Only an account at a domestic financial institution which is an Automated Clearing House member may be used for the Automatic Investment Plan. Participation in the Automatic Investment Plan may be changed or terminated only upon written notice, which will be effective within 5 business days after receipt of the notice by the Fund from the distributor or an authorized broker/dealer. The Fund may modify or terminate the Automatic Investment Plan at any time or charge a service fee, although no such fee currently is contemplated. A charge (currently $15) may be imposed if an electronic transfer does not clear. Normal sales commissions apply to the purchase of shares through the Automatic Investment Plan.

OFFERING PRICE

Except as otherwise described below under "Sales Commission Waiver," shares in the Fund are offered at the public offering price, which is the net asset value per share next determined after a properly completed order is received by the Fund, plus a sales commission. Orders received after the close of regular session trading on the New York Stock Exchange (ordinarily 3:00 p.m., Chicago time) will be processed the next business day. The table below shows the sales commission at various investment levels.


                            SALES COMMISSION TABLES

                                                                       % of
                                           Paid by the Investor      Offering
                                          -----------------------      Price
                                          As a % of    As a % of    Retained by
                                          Offering    Net Amount      Selling
               Investment                   Price      Invested       Dealer
----------------------------------------  ---------   -----------   -----------
Less than $50,000                           5.50%        5.82%      4.75%
$50,000 but less than $100,000..........    4.50%        4.71%      3.75%
$100,000 but less than $200,000.........    3.50%        3.63%      2.75%
$200,000 but less than $350,000.........    2.50%        2.56%      2.00%
$350,000 but less than $500,000.........    1.50%        1.52%      1.00%
$500,000 and over.......................    NONE         NONE          NONE

However, shareholders of the Fund prior to August 15, 1997 will be permitted to purchase shares of the Fund in accordance with the Fund's previous front-end sales commission schedule which follows:

                                                                       % of
                                             Paid by Investor        Offering
                                          -----------------------      Price
                                          As a % of    As a % of    Retained by
                                          Offering    Net Amount      Selling
               Investment                   Price      Invested       Dealer
----------------------------------------  ---------   -----------   -----------
Less than $100,000......................    1.50%        1.52%      1.75%(a)
$100,000 but less than $250,000.........    1.00%        1.01%      1.25%(a)
$250,000 or more........................    NONE         NONE       0.25%(a)(b)

------------------------------
(a) Amount retained by selling dealer in excess of the sales commission paid by the investor is paid by the Fund's distributor from its own resources, including amounts received pursuant to the Fund's distribution (12b-1) plan.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(b) Paid by the Fund's distributor to the selling dealer six months after investment only if the shares purchased have not been redeemed.


Under certain circumstances, Dreher may reallow up to the entire sales commission to dealers. Dealers who receive 90% or more of the sales commission are deemed to be underwriters under the Securities Act of 1933. Dreher may from time to time conduct promotional campaigns in which incentives would be offered to dealers who meet or exceed stated target sales of shares of the Fund. The cost of any such promotional campaign, including any incentives offered, would be borne entirely by Dreher and would have no effect on either the public offering price of Fund shares or the percentage of the public offering price retained by the selling dealer. The cost of any such promotional campaign is not intended to be among the items for which the distributor receives compensation under the Fund's Distribution Plan. See "Management of the Fund -- Distribution Plan." At various times Dreher may also implement programs under which Dreher will reallow, to all dealers or to dealers that meet uniformly applied targets for sales of shares of the Fund, an amount not exceeding the total applicable sales charges on the sales generated by the dealer at the public offering price during such programs.

SALES COMMISSION WAIVER

The following persons or entities may purchase shares of the Fund at net asset value without payment of any sales commission: (a) employees and registered representatives of Dreher and its affiliates or broker/dealers with selling group agreements with Dreher; (b) spouses and minor children of such persons;
(c) trustees of the Fund; (d) investment advisory clients of the Adviser; (e) any trust, pension, profit sharing, or other benefit plan account for the benefit of any person listed in (a), (b), (c) or (d) above; and (f) companies exchanging shares with the Fund pursuant to a merger, acquisition or exchange offer; and (g) clients of registered investment advisers and certified financial planners who in each case either pay a fee for financial planning, investment advisory or asset management services, or receive such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed.

An investor may purchase shares of the Fund at net asset value, without a sales commission, by certifying (on a form available from Dreher) that the amount invested represents the proceeds of redemption, within the preceding 60 days, of shares of another mutual fund as to which the investor paid a sales commission.

Dividends and distributions paid by the Fund are reinvested in shares of the Fund at net asset value without the payment of any sales commission, or an investor may elect to receive dividends and distributions in cash. See "Dividends and Distributions."

RIGHTS OF ACCUMULATION

The reduced sales charges and offering prices set forth in the "Sales Commission Table" may apply to subsequent purchases aggregated pursuant to a right of accumulation privilege. With the right of accumulation privilege, investors are permitted to purchase additional shares at the reduced sales charge and public offering price applicable to the total of (a) the dollar amount then being purchased, plus (b) an amount equal to the greater of (i) the then current net asset value of aggregate holdings of shares of the Fund owned by the investor, the investor's spouse, children of the investor or spouse for whom the investor or spouse is custodian of such investment, Individual Retirement Account ("IRA") or other qualified plan of the investor or the investor's spouse, or any revocable trust of which the grantor and principal beneficiary is the investor or the investor's spouse, or (ii) the aggregate amount invested by the foregoing in shares of the Fund. Although no sales charge or a reduced sales charge may be applicable to a subsequent purchase, no refund of a sales charge previously paid will be made by reason of subsequent purchases. Shareholders desiring to receive the benefit of such right must, at the time of each purchase, give Dreher


--------------------------------------------------------------------------------

8
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sufficient information to permit confirmation of qualification. See the Purchase
Application enclosed with this Prospectus for additional details.

LETTER OF INTENT

An investor intending to make additional investments in Fund shares may qualify for reduced sales commissions by electing on the Purchase Application to purchase pursuant to a Letter of Intent. The sales commission on each investment then is computed at the rate that would apply to the intended aggregate investment over a thirteen-month period. The provisions applicable to a Letter of Intent are set out in an appendix to this Prospectus.

NET ASSET VALUE

The net asset value per share of the Fund is determined as of the close of regular session trading on the New York Stock Exchange (ordinarily 3:00 p.m., Chicago time) each day that exchange is open for trading by dividing the value of all securities and other assets of the Fund, less its liabilities, by the number of shares of the Fund outstanding.

Securities held by the Fund are valued on the basis of market valuation. Securities and other assets for which market values are not readily available are valued at a fair value as determined in good faith by a method the board of trustees believes represents a fair value. For a more complete explanation, please refer to the Statement of Additional Information.

HOW TO REDEEM SHARES

Shares of the Fund will be redeemed at the net asset value next determined after receipt of a redemption request in good form on any day the New York Stock Exchange is open for trading. Requests received after the close of regular session trading on the New York Stock Exchange for that day (ordinarily 3:00 p.m., Chicago time) will be processed the next business day.

The redemption price per share may be more or less than the shareholder's cost, depending upon the value of the Fund's investment securities at the time of redemption. The Fund imposes no redemption fee, although a shareholder must pay a charge for payment of redemption proceeds by wire. An authorized dealer may charge a fee for processing a redemption request on behalf of a shareholder. Redemption of Fund shares is a taxable transaction.

PLEASE TELEPHONE THE FUND IF YOU HAVE ANY QUESTIONS ABOUT REQUIREMENTS FOR A REDEMPTION BEFORE SUBMITTING A REQUEST. You may not cancel or revoke your redemption request once your instructions have been received in good form.

REDEMPTION BY MAIL

A written request for redemption (and a properly endorsed share certificate, if issued) must be received by the Fund to constitute a valid redemption request.

The redemption request must:

1. specify the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed;

2.  be signed by all owners exactly as their names appear on the account; and

3. include a signature guarantee for each signature on the redemption request by Dreher & Associates, Inc., by a securities firm that is a member of the New York Stock Exchange or by a bank, savings bank, credit union, savings and loan association or other entity that is authorized by applicable state law to guarantee signatures. A NOTARY PUBLIC IS NOT AN ACCEPTABLE SIGNATURE GUARANTOR.

In the case of shares held by a corporation, the redemption request must be signed in the name of the corporation by an officer whose title must be stated, and a certified bylaw provision or resolution of the board of directors authorizing the officer to so act may be required. In the case of a trust or partnership, the signature must include the name of the registered shareholder and the title of the person signing on its behalf. Under certain circumstances, before shares can be redeemed, additional documents may be required in order to verify the authority of the person seeking to redeem.

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SYSTEMATIC WITHDRAWAL PLAN

Shareholders may request that the Fund redeem shares monthly or quarterly in specified dollar amounts. For example, a shareholder might request that enough shares be redeemed to pay $200 per month.

Investors may initiate the Systematic Withdrawal Plan for a non-IRA account with an initial investment of $25,000 or more, or at any time after the initial investment if the value of the investor's account is $25,000 or more. An IRA account must have a balance of at least $10,000 to begin a Systematic Withdrawal Plan. The minimum periodic withdrawal amount is $100. Withdrawal proceeds are likely to exceed dividends and distributions paid on shares in the account and therefore may deplete and eventually exhaust the account. The periodic payments are proceeds of redemption and are taxable as such. A shareholder normally should not purchase shares while participating in the systematic withdrawal plan if the additional investment would be subject to a sales charge.

EXPEDITED REDEMPTION

Unless share certificates have been issued, a shareholder may have redemption proceeds of at least $5,000 wired directly to a domestic commercial bank account or brokerage account that the shareholder has previously designated. Normally, such payments will be transmitted no later than the second business day following receipt of your written redemption request (provided redemptions may be made under the general criteria set forth below). A service charge (currently $15) for payment of redemption proceeds by wire will be deducted from the proceeds. The service charge will not be changed without 30-days prior written notice to shareholders.

GENERAL

When a redemption request is made shortly after a purchase made by check, the Fund will withhold payment until the check has cleared, which may take up to 15 days. A shareholder may avoid this delay by purchasing shares in such a way that the Fund receives immediate payment for the purchase, such as by wire transfer of funds or payment by a certified or cashier's check. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission.

Due to the relatively high cost of handling small accounts, the Fund reserves the right, upon 60-days written notice, to redeem, at net asset value, the shares of any shareholder (other than a retirement plan) whose account with the Fund which is more than 12 months old has a value of less than $500, unless the reduction in value to less than $500 was the result of market fluctuation. Retirement plan accounts are not subject to this minimum account value requirement. See "Shareholder Services -- Retirement Plans."

Shareholders may redeem shares and later reinvest the proceeds into the Fund at the then current net asset value (without payment of a new sales commission) provided that the reinvestment is made within 6 months of the redemption. This redemption-reinvestment privilege is limited to two reinvestments per person per calendar year. This limit helps keep the Fund's asset base stable and reduces administrative expenses. For purposes of the two reinvestment limit, accounts under common ownership or control, including accounts with the same taxpayer identification number, will be aggregated. The Fund reserves the right to terminate or modify this reinvestment privilege in the future. If you sell at a loss and reinvest within 91 days, the loss attributable to any sales charge must be deferred for the shareholder's tax purposes.

SHAREHOLDER SERVICES

Inquiries regarding the Fund should be addressed to Universal Capital Growth Fund, 100 South Wacker Drive, Suite 2100, Chicago, Illinois 60606-4005. Telephone inquiries may be made at (312) 782-1515 or through your broker.


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10
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SHAREHOLDER ACCOUNTS

Each shareholder of the Fund receives quarterly account statements showing transactions in shares of the Fund and the total account balance of Fund shares. A confirmation will be sent to the shareholder upon purchase, redemption, dividend reinvestment and change of shareholder address.

RETIREMENT PLANS

The Fund may be used as an investment for Individual Retirement Accounts ("IRA"), profit sharing or pension plans, Section 401(k) plans, Section 403(b)(7) plans in the case of employees of public school systems and certain nonprofit organizations, and certain other qualified plans. A master IRA plan and information regarding plan administration, fees and other details are available from Dreher and authorized broker/dealers. The Fund's minimum investment and minimum account value requirements do not apply to retirement plan accounts.

DIVIDENDS AND DISTRIBUTIONS

Shareholders may receive two kinds of distributions from the Fund: dividends and capital gains. All dividends and capital gains distributions are paid in the form of additional shares credited to the shareholder's account at the net asset value per share next computed after the dividend or distribution is payable to shareholders (without a sales charge) unless the shareholder requested on the Purchase Application or in writing that distributions be made in cash. All dividends from net investment income and net realized short-term and long-term capital gains, if any, are paid to shareholders by the Fund at least annually. The Fund will not change the way in which shareholders may reinvest dividends and distributions without giving shareholders at least 30-days written notice.

If two consecutive dividend checks from the Fund are returned as undeliverable, the undelivered dividends will be invested in additional shares of the Fund at the current net asset value and the account will be designated as a dividend reinvestment account.

TAXES

The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, and thus not be subject to federal income taxes on amounts which it distributes to shareholders.

You may realize a capital gain or capital loss when you redeem (sell) sha res. The federal tax treatment may depend on how long you owned the shares and on your individual tax position. You may be subject to state and local taxes on your investment in the Fund, depending on the laws of your home state and locality.

Dividends and distributions paid by the Fund are subject to taxation as of the date of payment, except that distributions declared in October, November or December to shareholders of record in one of those months will be treated as received by shareholders on December 31 of the year they are declared, provided they are paid prior to February 1 of the next year.

You will be advised annually as to the source of your distributions for tax purposes. If you are not subject to income taxation, you will not be required to pay tax on amounts distributed to you.

The Fund is currently required by law to withhold 31% of reportable payments (which may include redemptions, capital gains distributions and other taxable distributions, if any) paid to any non-exempt shareholder who has failed to certify to the Fund that the social security or taxpayer identification number provided to the Fund is correct and that the shareholder is not subject to backup withholding. Please refer to the Statement of Additional Information for a more complete explanation.

MANAGEMENT OF THE FUND

THE TRUSTEES

The board of trustees of Universal Capital Investment Trust has overall responsibility for the conduct of the affairs of the Fund. The trustees serve indefinite terms of unlimited duration. The trustees may appoint their own successors, provided at least


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                                                                              11

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two-thirds of the trustees, after such appointment, have been elected by the shareholders. A trustee may be removed with or without cause upon the written declaration of a majority of the trustees or by the declaration in writing or vote of two-thirds of the Trust's outstanding shares.

THE ADVISER, ADMINISTRATOR AND DISTRIBUTOR

The Fund's investments are managed by the Adviser, Graver, Bokhof, Goodwin & Sullivan, L.P. The Adviser is a registered investment adviser whose predecessor firm was founded in 1981. The firm is owned by its principals, who also have ownership interests in three other advisory firms. The combined assets under management for the affiliated firms exceed $1 billion, with investment management provided to both institutional and individual clients. All investment decisions for the Fund are made by an investment committee, and no person is primarily responsible for making recommendations to that committee.


The Fund is the only mutual fund for which the Adviser acts as investment adviser. The Adviser has no previous experience in managing a mutual fund. Subject to the overall authority of the board of trustees, the Adviser furnishes continuous investment supervision and management to the Fund under a management agreement and also furnishes office space, equipment and management personnel. For these services the Adviser receives from the Fund a fee accrued daily and paid monthly at the annual rate of 1.0% of the first $250 million of the Fund's average daily net assets and 0.75% of average daily net assets in excess of $250 million. These rates are higher than those paid by most other mutual funds.


The management agreement also provides that the total annual expenses of the Fund, exclusive of taxes, interest, extraordinary litigation expenses and brokers' commissions and other charges relating to the purchase and sale of securities but including fees paid to the Adviser and fees paid pursuant to the Distribution Plan, shall not exceed the limits, if any, prescribed by any state regulatory authority, and the Adviser has agreed to reimburse the Fund for any such expenses in excess of such limits. In addition, the Adviser has voluntarily undertaken to limit the ordinary operating expenses of the Fund to 2.0% of the Fund's average daily net assets through December 31, 1998. Subject to those expense limitations, the Fund pays all of its operating expenses not specifically assumed by the Adviser.

The Adviser has entered into an Administration Agreement with Sunstone Financial Group, Inc. (the "Administrator"). The Administrator provides administrative services which include clerical, compliance, regulatory and other services. For these services, the Adviser, not the Fund, pays a fee to the Administrator based upon the average daily net assets of the Fund. The fee is computed daily and payable monthly at the annual rate beginning at 0.17% and decreasing as the assets of the Fund reach certain levels. The minimum annual fee is $20,000 for fiscal 1998, $30,000 for fiscal 1999 and $45,000 for fiscal 2000.

Dreher & Associates, Inc. ("Dreher"), serves as the Fund's Distributor. Dreher was formed in 1980. Dreher receives compensation pursuant to the Fund's Distribution Plan.

DISTRIBUTION PLAN


The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act whereby the Fund pays to Dreher an annual service fee of 0.25% and an annual sales compensation fee of 0.25%, both accrued daily and paid monthly and based on the Fund's daily net assets. In return, Dreher bears all expenses incurred in the distribution and promotion of the Fund's shares, including the printing of prospectuses and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, and other distribution related expenses, including service fees, at an annual rate of up to 0.25% and distribution fees for ongoing services by the broker to the shareholder of up to an additional 0.25% of average net assets, paid to broker/dealers who have executed selling group agreements with Dreher. The expenses incurred by Dreher may be more or less than the distribution fees paid to Dreher by the Fund. Expenses incurred by Dreher in excess of distribution fees paid to Dreher by the Fund are not carried over forward to future fiscal years.


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12
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PERFORMANCE INFORMATION

The Fund may from time to time include figures indicating the Fund's total return or average annual total return in advertisements or reports to stockholders or prospective investors. Average annual total return and total return figures represent the increase (or decrease) in the value of an investment in the Fund over a specified period. Both calculations assume that all income dividends and capital gain distributions during the period are reinvested at net asset value in additional Fund shares. Quotations of the average annual total return may reflect the deduction of the maximum sales charge and a proportional share of Fund expenses on an annual basis. The results, which are annualized, represent an average annual compounded rate of return on a hypothetical investment in the Fund over a period of 1, 5 and 10 years ending on the most recent calendar quarter (but not for a period greater than the life of the Fund). Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations. Total return figures used in advertisements or sales literature will not usually reflect the deduction of the maximum sales charges which, if deducted, would reduce the Fund's total return. Total return is based on past performance and is not a guarantee of future results.

Performance information for the Fund may be compared in reports and promotional literature to: (a) the S&P 500, the Russell 2000, the Value Line Index, the Dow Jones Industrial Average, New York Stock Exchange Composite Index, the Nasdaq Composite Index or other appropriate unmanaged indices of performance of various types of investments, so that investors may compare the Fund's results with those of indices widely regarded by investors as representative of the securities markets in general; (b) other groups of mutual funds tracked by Lipper Analytical Services, Inc., Morningstar, Inc., Value Line Publishing, Inc., Micropal Data, Inc. or CDA Investment Technologies, Inc.; and (c) the Consumer Price Index (measure of inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objective and policies, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses. Such information should not be considered as a representation of the Fund's future performance. For a description of the methods used to determine the Fund's average annual total return and total return, see "Performance Information" in the Statement of Additional Information.

The following line graph indicates the growth of a $10,000 investment made in the Fund on January 22, 1991 (commencement of operations). The accompanying table details the total return of the Fund over certain periods.


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                                                                              13

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EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           UNIVERSAL CAPITAL
              GROWTH FUND     S&P 500 STOCK INDEX
1/22/91           $10,000.00            $10,000.00
9/30/91           $10,548.21            $11,983.75
9/30/92           $11,000.61            $13,307.97
9/30/93           $12,337.45            $15,039.25
9/30/94           $13,257.92            $15,592.47
9/30/95           $18,277.98            $20,230.40
9/30/96           $19,630.60            $24,343.67
9/30/97           $26,745.47            $34,190.28


This chart assumes an initial gross investment of $10,000 made on 1/22/91 (commencement). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than original cost. The Fund's performance graph includes deduction of the 5.5% front-end load. The S&P 500 Stock Index is an unmanaged, but commonly used, measure of common stock total return performance.

                                  TOTAL RETURN
                               SEPTEMBER 30, 1997

                                                                       PAST         PAST         PAST       SINCE INCEPTION
                                            QUARTER     9 MONTHS      1 YEAR       3 YEARS      5 YEARS         1/22/91
                                          -----------  -----------  -----------  -----------  -----------  -----------------
Universal Capital Growth Fund (1).......        9.4%        29.6%        36.2%        26.4%        19.4%           16.9%
Universal Capital Growth Fund (2).......        3.4%        22.5%        28.8%        24.0%        18.1%           15.8%
S&P 500 Stock Index.....................        7.5%        29.7%        40.5%        29.9%        20.8%           20.3%


------------------------------

(1)  Without the effect of the 5.5% sales load.

(2)  With the effect of the 5.5% sales load.

Returns, except for the quarter and 9 months, represent average annual returns. All returns include the reinvestment of dividends. Investment performance reflects fee waivers in effect; in the absence of fee waivers, total return would be reduced. Graver, Bokhof, Goodwin & Sullivan, L.P. assumed management of the Fund on August 15, 1997.

PORTFOLIO TRANSACTIONS

Consistent with the Fund's policy of obtaining the best combination of net price and execution on portfolio transactions, the trustees have determined that portfolio transactions for the Fund may be executed through Dreher if, in the judgment of the Adviser, the use of Dreher is likely to result in a combination of net price and execution at least as favorable to the Fund as that available from other qualified brokers and if, in such transactions, Dreher charges the Fund commission rates consistent with those charged by Dreher to comparable unaffiliated customers in similar transactions.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable combination of net price and execution available and such other policies as the trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker/dealers to execute portfolio transactions for the Fund.

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14
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THE TRUST AND ITS SHARES

The Fund is a series of Universal Capital Investment Trust, a Massachusetts business trust organized on October 18, 1990, and is an open-end, diversified management investment company.

SHARES

Under the terms of the Declaration of Trust, the Trust may issue an unlimited number of shares of beneficial interest without par value in one or more series (funds). While only shares of a single series (the Fund) are presently being offered, the Trustees may authorize the issuance of additional funds if deemed desirable, each with its own investment objective, policies and restrictions. All shares issued will be fully paid and non-assessable.

The Fund's shares are entitled to participate pro rata in any dividends and other distributions declared by the Trust's board of trustees with respect to shares of the Fund. All shares of the Fund have equal rights in the event of liquidation of the Fund.

Under Massachusetts law, the shareholders of the Trust may, under certain circumstances, be held personally liable for the Trust's obligations. However, the Trust's Declaration of Trust disclaims liability of the shareholders, trustees, and officers of the Trust for acts or obligations of a fund, which are binding only on the assets and property of the fund. The Declaration of Trust requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the board of trustees. The Declaration of Trust provides for indemnification out of the Fund's assets of all losses and expenses of any Fund shareholder held personally liable for the Fund's obligations. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote, since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself is unable to meet its obligations.

VOTING RIGHTS

Each share has one vote and fractional shares have fractional votes. As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called (including by the holders of at least 10% of the Fund's outstanding shares) for purposes such as electing or removing trustees, changing fundamental policies or approving an investment advisory agreement. On any matters submitted to a vote of shareholders, shares are voted by individual series and not in the aggregate, except when voting in the aggregate is required by the 1940 Act or other applicable law. Shares of the Fund are not entitled to vote on any matter not affecting the Fund. All shares of the Trust vote together in the election of trustees.

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                                                                              15
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APPENDIX - LETTER OF INTENT

By checking "Letter of Intent" on the Purchase Application and signing the Purchase Application, a shareholder agrees to the following:

1. ESCROW PROVISIONS. Out of the shareholder's initial purchase (or subsequent purchases if necessary) 5% of the specified dollar amount of the Letter will be held in escrow in the shareholder's account. All dividends and capital gains distributions on the escrowed shares will be paid directly to the shareholder or credited to his account.

2. COMPLETION. When the shareholder's total purchases made at offering prices pursuant to this Letter plus his Accumulation Credit equal the amount specified on the face of this Letter, the escrowed shares will be released.

3. RETROACTIVE PRICE ADJUSTMENT. If the shareholder's total purchases through the dealer pursuant to this Letter plus the shareholder's Accumulation Credit exceed the specified amount of this Letter and an equal amount which would qualify for a further quantity discount, a retroactive price adjustment will be made as of the expiration date of this Letter by Distributor and the dealer for all purchases made pursuant to this Letter to reflect such further quantity discount. The resulting difference in offering price will be applied to the purchase of additional shares for the shareholder's account at the offering price then applicable to a single purchase of the dollar amount of his total purchases hereunder. As part of such adjustment, dealer shall return to Distributor the excess of commission previously allowed or paid to dealer over that which would be applicable to the actual amount of the shareholder's aggregate purchases. Such adjustment does not apply to the sales charge applicable to the shares valued in the shareholder's Accumulation Credit. If at the time of such adjustment a broker/dealer other than the dealer is purchasing shares for the shareholder's account, the adjustment will be made only with respect to those shares purchased through such broker/dealer.

4. NON-COMPLETION. The shareholder makes no commitment to purchase additional shares. However, if total purchases pursuant to this Letter plus the Accumulation Credit are less than the specified amount of this Letter, an appropriate number of the escrowed shares will be redeemed in order to realize an amount equal to the difference in the dollar amount of sales charges actually paid and the amount of sales charges that the shareholder would have paid on those aggregate purchases if the total of such purchases had been made at a single time. Any escrowed shares remaining after redemption as provided in this paragraph, together with any excess cash proceeds of the redeemed shares, will be credited to the shareholder's account. The shareholder hereby consents to the redemption of any or all escrowed shares as described in this paragraph.

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16

Statement of Additional Information                             January 28, 1998
UNIVERSAL CAPITAL GROWTH FUND


A series of Universal Capital Investment Trust

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--------------------------------------------------------------------------------

100 South Wacker Drive, Suite 2100
Chicago, Illinois  60606
(312) 782-1515


This Statement of Additional Information relates to Universal Capital Growth Fund (the "Fund"), a series of Universal Capital Investment Trust (the "Trust"). It is not a prospectus, but provides information that should be read in conjunction with the Fund's Prospectus dated January 28, 1998 and any supplements to the Prospectus, and the Fund's Annual Report for the year ended September 30, 1997, a copy of which accompanies this Statement of Additional Information.


The Prospectus and additional copies of the Annual Report may be obtained without charge by writing or telephoning the Fund at the address or telephone number set forth above.

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                                  TABLE OF CONTENTS

                                                                            Page
                                                                            ----

General Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
Investment Objective. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
Investment Practices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
Investment Advisory Services. . . . . . . . . . . . . . . . . . . . . . . . . 12
Distributor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
Distribution Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
Purchasing and Redeeming Shares . . . . . . . . . . . . . . . . . . . . . . . 15
Performance Information . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
Portfolio Transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
Taxation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
Custodian . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
Transfer Agent. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
Fund Accounting Services. . . . . . . . . . . . . . . . . . . . . . . . . . . 21
Independent Auditors. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
Legal Counsel . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
Appendix A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A-1
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

                                 GENERAL INFORMATION

Universal Capital Growth Fund began operations on January 22, 1991. The Fund is a series of Universal Capital Investment Trust.

                                 INVESTMENT OBJECTIVE

The Fund's investment objective is to maximize capital appreciation. The realization of current income is not normally a consideration in the selection of securities for investment and the Fund is not designed for investors seeking income rather than capital appreciation. There can be no assurance that the Fund will achieve its objective. The Fund's objective may not be changed without shareholder approval.

                                 INVESTMENT PRACTICES

The following policies and limitations supplement those set forth in the Prospectus. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, such standard or percentage limitation shall be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

DEBT SECURITIES

As described in the Prospectus, the Fund may make substantial temporary investments in fixed-income obligations provided they are of investment-grade quality. For this purpose investment-grade obligations are considered to be those which are rated Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's Corporation. Securities rated in the lowest of the investment grade categories are considered to have speculative characteristics. It is currently anticipated that investments in debt securities will not exceed 5% of the Fund's total assets.

WARRANTS

The Fund may invest up to 5% of the value of its net assets at the time of purchase in warrants (not including those acquired in units or attached to other securities), including up to 2% of the value of its net assets in warrants not listed on the New York or American stock exchanges. A warrant is a right to purchase common stock at a specific price (usually at a premium above the market value of the underlying common stock at time of issuance) during a specified period of time. A warrant may have a life ranging from less than a year to twenty years or longer, but a warrant becomes worthless unless it is exercised or sold before expiration. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire worthless. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may tend to be greater than the percentage increase or decrease in the value of the underlying common stock.

FOREIGN SECURITIES

The Fund may invest up to 5% of its net assets in foreign securities. For the purpose of calculating the 5% limitation, foreign securities do not include American Depository Receipts (ADRs) or securities guaranteed by a United States person. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. All foreign securities acquired by the Fund will be listed on a stock exchange. It is currently anticipated that investments in foreign securities will not exceed 5% of the Fund's total assets.

Investment in foreign securities may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

Although the Fund intends to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

To the extent positions in portfolio securities are denominated in foreign currencies, the Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall.

OPTIONS AND FUTURES

In order to provide additional revenue, or to hedge against changes in security prices or interest rates, the Fund may purchase and write (sell) both call options and put options on securities and on indexes and may enter into interest rate and index futures contracts and options on such futures contracts. It is currently anticipated that investments in options and futures will not exceed 5% of the Fund's total assets.

OPTIONS. An option on a security (or index) is a contract that gives the holder, in return for a premium, the right to buy (call) from or sell (put) to the option seller (writer) the security (or the cash value of the index) underlying the option at a designated price during the term of the option (normally not exceeding nine months). The Fund may write a call option only if the option is "covered" by the Fund's holding a position, in the underlying security or otherwise, which would allow immediate satisfaction of its obligation. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

The Fund may write puts only if they are "secured." A put is "secured" if the Fund (i) maintains in a segregated account with the custodian cash or U.S. Government securities or other appropriate high-grade debt obligations with a value equal to the exercise price or (ii) holds a put on the same underlying security at an equal or greater exercise price. When the Fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the Fund at the exercise price at any time during the option period. The Fund may purchase a put on the underlying security to effect a "closing purchase transaction," except in those circumstances, which are believed by the Adviser to be rare, when it is unable to do so.

There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased or written by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

The Fund will only enter into options that are standardized and traded on a U.S. exchange or board of trade, or similar entity, or quoted on NASDAQ. When the Fund writes an over-the-counter option, there is no assurance that the Fund will be able to enter into a closing purchase transaction. It may not always be possible for the Fund to negotiate a closing purchase transaction with the same dealer for the same exercise price and expiration date as the option which the Fund previously had written. Although the Fund may choose to purchase an option from a different dealer, the Fund would also be subject to the additional credit risk of such dealer. If the Fund as a writer of a covered call option is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or until it delivers the underlying security upon exercise. It is the position of the staff of the Securities and Exchange Commission that over-the-counter options are illiquid securities.

FUTURES. The Fund may also engage in futures transactions. An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument (such as U.S. Treasury bonds) at a specified price and time. A futures contract on a index is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract was originally written. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, a futures contract is closed out prior to delivery by entering into an offsetting transaction in a matching futures contract.

The Fund may also purchase and write call and put options on futures contracts ("futures options"). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

The Fund will limit its use of futures contracts and futures options to hedging transactions to the extent required to do so by regulatory authorities. For example, the Fund might use futures contracts to hedge against fluctuations in the general level of stock prices or anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase.
The Fund's hedging may include sales of futures contracts as an offset against the effect of expected declines in stock prices or increases in interest rates and purchases of futures contracts as an offset against the effect of expected increases in stock prices or declines in interest rates.

There are several risks associated with the use of futures contracts and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and the portfolio securities being hedged. Successful hedging depends on the Adviser's ability to predict correctly changes in the level and the direction of stock prices, interest rates, and other market factors. An incorrect prediction could result in a loss on both the hedged securities in the Fund's portfolio and the hedging vehicle so that the Fund's return might have been better had hedging not been attempted. In addition, because of the low margin deposits required, futures trading involves a high degree of leverage.(1) As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. A purchase or sale of a futures contract may result in losses in excess of the amount of the margin deposit. However, in the absence of the ability to hedge, the Fund might have taken portfolio actions in anticipation of the same events with similar investment results but, presumably, at greater transaction costs.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. This may prevent the Fund from liquidating an unfavorable position and the Fund would be exposed to possible loss on the position during the interval of inability to close and would continue to be required to meet margin requirements until the position is closed. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist.

The Fund will only enter into futures contracts or futures options that are standardized and traded on a U.S. exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Fund will not enter into a futures contract or purchase a futures option if immediately thereafter the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"(2) would exceed 5% of the Fund's net assets.

PORTFOLIO TURNOVER

Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons, including general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. The Fund's portfolio turnover rate for the fiscal year ended September 30, 1997 was 49.2%. This is significantly less than the portfolio turnover rate of 262.1% incurred in the fiscal year ended

--------------------

(1)/ "Margin" is the fraction of the value of the contract that the Fund must actually deposit in order to invest in a futures contract. The use of margin creates "leverage," which provides an opportunity for greater total return but correspondingly increases the risk of loss. The margin deposit requirement applicable to futures contracts is generally only 10% or less of the value of the contract. For comparison, the margin deposit requirement applicable to securities is generally 50%. The Fund does not purchase securities on margin.

(2)/ A call option is "in-the-money" if it can be exercised at a price less than the current trading price of the underlying security. A put option is "in-the-money" if it can be exercised at a price greater than the current trading price of the underlying security.

September 30, 1996. During fiscal 1996, James A. Dreher, who was co-manager of the Fund's portfolio, became the Fund's sole portfolio manager. Also during fiscal 1996, net assets increased 43% due to net new shareholder investments into the Fund. Finally, during fiscal 1996, the Adviser was responding to market changes and anticipated market changes and was structuring the Fund's portfolio accordingly. The Fund's annual portfolio turnover rate will vary from year to year; a high rate of portfolio turnover (i.e. over 100%) results in increased transaction expense, which must be borne by the Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for Federal income tax purposes. See "Investment Risks" and "Dividends and Distributions" in the Prospectus.

SHORT SALES

The Fund may sell securities short "against the box," that is: (1) enter into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns; and (2) enter into arrangements with the broker-dealers through which such securities are sold short to receive income with respect to the proceeds of short sales during the period the Fund's short positions remain open. The Fund may make short sales of securities only if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

In a short sale against the box, the Fund does not deliver from its portfolio the securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with the Fund's custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. The Fund may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

Short sales may protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

Short sale transactions of the Fund involve certain risks. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale. In determining the number of shares to be sold short against the Fund's position in the convertible securities, the anticipated fluctuation in the conversion premiums is considered. The Fund will also incur transaction costs in connection with short sales. Certain provisions of the Internal Revenue Code may limit the degree to which the Fund is able to enter into short sales. See "Taxation."

The Fund does not currently expect that more than 40% of the Fund's total assets would be involved in short sales against the box.


REPURCHASE AGREEMENTS


As part of its strategy for the temporary investment of cash, the Fund may enter into "repurchase agreements" or "reverse repurchase agreements" pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. A repurchase agreement arises when the Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time the Fund holds the security and that is not related to the coupon rate on the purchased security. Such agreements generally have maturities of no more than seven days and could be used to permit the Fund to earn interest on assets awaiting long-term investment. The Fund requires continuous maintenance by the custodian for the Fund's account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. The Fund does not intend to invest in repurchase agreements maturing in more than seven days, which are considered illiquid securities.


REVERSE REPURCHASE AGREEMENTS


In a reverse repurchase agreement, the Fund temporarily transfers possession of an instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, including interest payment. At all times that a reverse repurchase agreement is outstanding, the Fund will maintain cash and liquid securities in a segregated account at its custodian bank with a value at least equal to its obligation under the agreement. Securities and other assets held in the segregated account may not be sold while the reverse repurchase agreement is outstanding, unless other suitable assets are substituted. Reverse repurchase agreements are included in the Fund's fundamental limitations regarding borrowings, and may only be entered into for temporary or emergency purposes.

LENDING PORTFOLIO SECURITIES

In order to generate additional income, the Fund may from time to time lend securities from its portfolio with a value not exceeding 5% of its net assets, to brokers, dealers and financial institutions such as banks and trust companies for which it will receive collateral in cash, U.S. Government securities or irrevocable letters of credit that will be maintained in an amount equal to at least 100% of the current market value of the loaned securities. Cash collateral will be invested in short term securities, which will increase the current income of the Fund. Such loans will be terminable at any time. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and rights to interest or other distributions. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans. The lending of portfolio securities exposes the Fund to the risk of failure by the borrower to return the securities involved in such transactions, in which event the Fund may incur a loss. In an effort to reduce that risk, the Adviser will monitor the creditworthiness of the firms to which the Fund lends portfolio securities.

                               INVESTMENT RESTRICTIONS

The Fund operates under the following investment restrictions. The Fund may not (except as indicated):

(i) as to 75% of its assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U. S. Government or its agencies or instrumentalities;

(ii) acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer;

(iii) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

(iv) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except that it may enter into futures and options on futures);(3)

(v) make loans, but this restriction shall not prevent the Fund from (a) investing in debt obligations, (b) investing in repurchase agreements or (c) lending portfolio securities;

(vi) borrow, except that the Fund may (a) borrow up to 5% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary purposes, but not to increase portfolio income (reverse repurchase agreements shall be considered borrowings for purposes of this restriction) and
(b) enter into transactions in options;

(vii) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

(viii)issue any senior security; or

(ix) purchase illiquid securities or securities of issuers (other than issuers of Federal agency obligations) which, including their predecessors, have been in operation for less than three years, if by reason of such purchase the value of the Fund's aggregate investment in such securities would exceed 5% of its total assets.

Restrictions (i) through (ix) are fundamental policies and may not be changed without the approval of a "majority" of the outstanding shares of the Fund, which for this purpose means the approval of the lesser of (a) more than 50% of the outstanding voting securities of the Fund or (b) 67% or more of the outstanding shares if the holders of more than 50% of the outstanding shares of the Fund are present or represented at the meeting by proxy.

In addition to the fundamental restrictions listed above, the Fund may not:

(a) invest in interests in oil, gas, or other mineral exploration or development programs or puts, calls, straddles, spreads, or any combination thereof (except that the Fund may enter into transactions in options, futures and options on futures);

(b) invest in shares of other investment companies except in connection with a merger, consolidation or acquisition of assets, or in the open market involving no commission or profit to a sponsor or dealer (other than the usual and customary broker's commission);(4)
--------------------

(3)/ In addition, as long as Fund shares are qualified for sale in Texas, the Fund will not invest in interests in real estate limited partnerships.

(4)/ The Fund does not currently intend to invest in the shares of other investment companies.

(c)  invest in companies for the purpose of exercising control or management;

(d) purchase securities on margin (except for use of such short-term credits as are necessary for the clearance of transactions, including transactions in options, futures and options on futures), or participate on a joint or a joint and several basis in any trading account in securities, except in connection with transactions in options, futures and options on futures;

(e) make short sales of securities unless the Fund owns an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such securities;

(f) purchase or hold securities of an issuer if 5% of the securities of such issuer are owned by those officers, directors, or trustees of the Trust or of its investment adviser who each own beneficially more than 1/2 of 1% of the securities of that issuer;

(g) mortgage, pledge, or hypothecate in excess of 5% of the Fund's total assets (taken at cost), except as may be necessary in connection with options, futures, and options on futures;

(h) invest more than 5% of the Fund's net assets (valued at time of purchase) in warrants, other than those acquired in units or attached to other securities;(5)

(i) write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange or similar entity; or buy or sell an option on a security unless the option is offered through the facilities of a recognized securities association or listed on a recognized exchange or similar entity;

(j) buy or sell a futures contract, or an option on a futures contract, unless the futures contract or the option on the futures contract is offered through the facilities of a recognized securities association or listed on a recognized exchange or similar entity;

(k) invest more than 5% of its total assets in securities of issuers which the Fund is restricted from selling to the public without registration under the Securities Act of 1933 (6); or

(l) invest more than 5% of its net assets (valued at time of purchase) in securities of foreign issuers (other than securities represented by American Depository Receipts (ADRs) and securities guaranteed by a U.S. person).

Restrictions (a) through (l) may be changed by the board of trustees without shareholder approval.



--------------------------------------------------------------------------------

(5)/ In addition, as long as Fund shares are qualified for sale in Texas, the Fund will not invest more than 2% of its net assets in warrants not listed on the New York or American stock exchanges.

(6)/ The Fund does not currently intend to invest in restricted securities.

                                      MANAGEMENT

TRUSTEES AND OFFICERS

Set forth below is information about the trustees and officers of the Trust.



Name, Date of Birth                         Position(s)                        Principal Occupation(s)
and Business Address                        with Trust                         During Past Five Years
--------------------                        ----------                         -----------------------
Andrew J. Goodwin, III (1), DOB 10/22/43    Trustee and President              General Partner of GBGS since 1991; Managing
100 South Wacker Drive, Suite 2100                                             Director of Garzarelli Investment Management, LLC
Chicago, IL 60606                                                              since 1995; Treasurer and Secretary of The
                                                                               Garzarelli Funds since 1997.

Keith Pinsoneault, DOB 10/25/47             Vice President,                    Managing Director of the Adviser since 1997; Chief
100 South Wacker Drive, Suite 2100          Secretary and Treasurer            Operating Officer and Director of Capital Markets
Chicago, IL 60606                                                              for Rodman & Renshaw from 1994 through 1996; Senior
                                                                               Portfolio Manager for Harris, Bretall, Sullivan &
                                                                               Smith from 1992 through 1994.

William J. Breen (2), DOB 11/18/37          Trustee                            Principal, Financial Computer Services and
Disciplined Investment Advisers                                                Disciplined Investment Advisors, Inc. since 1972;
1800 Sherman Avenue, Suite 209                                                 Professor of Finance, Northwestern University
Evanston, IL 60201                                                             since 1974.

Robert F. Seebeck (2), DOB 5/19/26          Trustee                            Retired; formerly, Managing Director of Russell
523 Sherdian Road                                                              Reynolds Associates, Inc., August, 1974
Kenilworth, IL 60043                                                           through December, 1996.

Alan L. Zable (2), DOB 10/28/36             Trustee                            Consultant since January 1, 1995; president
270 Indiana Street                                                             and sole shareholder of CAZCO, Inc. (hair salon
Elmhurst, Illinois  60126                                                      business); prior thereto, Senior Vice President and
                                                                               Treasurer, Midwest Stock Exchange, Incorporated.


(1) Mr. Goodwin is an "interested person" of the Trust as defined in the Investment Company Act of 1940 (the "1940 Act") and is a member of the executive committee of the board of trustees which has authority during intervals between meetings of the board of trustees to exercise the powers of the board.

(2) Messrs. Breen, Seebeck and Zable are members of the audit and nominating committee of the board of trustees, which makes recommendations regarding the selection of the Trust's independent auditors and meets with representatives of the independent auditors to determine the scope and review the results of each audit.


    The following table indicates the fees earned during the fiscal year ended September 30, 1997 by the trustees and officers of the Trust:

                                    Aggregate
                                   Compensation           Total
          Name and                  to be Paid         Compensation
         Position                   by Company         From Company
         --------                   ----------         ------------

    Richard H. Burgess#                     -                    -
    Trustee

    Patricia M. Ellington#                  -                    -
    Trustee, President

    Dennis J. Hiffman#                $250.00              $250.00
    Trustee

    Harold D. McAninch                $750.00              $750.00
    Trustee

    Alan L. Zable                   $1,000.00            $1,000.00
    Trustee

    James A. Dreher#                        -                    -
    Chairman

    Linda M. Kozak                          -                    -
    Secretary and Treasurer

    William J. Breen                  $250.00              $250.00
    Trustee

    Robert F. Seebeck                 $250.00              $250.00
    Trustee

    Andrew J. Goodwin                       -                    -
    President, Trustee

    Keith Pinsoneault                       -                    -
    Vice President, Secretary,
    and Treasurer

    # Officer and/or Trustee until August 15, 1997.

    For each meeting of the Board of Trustees attended, Messrs. Breen, Seebeck and Zable receive a fee of $250.


At September 30, 1997, the trustees and officers of the Trust owned beneficially 4,076 shares of the Fund, or 0.6% of the Fund's outstanding shares. As of September 30, 1997, no person was known by the Fund to own beneficially 5% or more of the outstanding shares of the Fund.

                             INVESTMENT ADVISORY SERVICES

Management and investment advisory services are provided to the Fund by Graver, Bokhof, Goodwin & Sullivan, LP (the "Adviser") pursuant to an Investment Advisory Agreement (the "Agreement") dated August 15, 1997. See the prospectus - "Management of the Fund--The Adviser and Distributor." The Fund pays the Adviser a fee accrued daily and paid monthly at the annual rate of 1.00% of the first $250 million of the Fund's average daily net assets and .75% of the Fund's average daily net assets in excess of $250 million. Prior to August 15, 1997, the Fund paid the former investment adviser, Integrated Financial Services, Inc., an advisory fee at the same rate it pays to the Adviser.

The Agreement will remain in effect until March 31, 1999, and from year to year thereafter so long as such continuation is approved at least annually by (1) the board of trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time, without penalty, by either the Trust or the Adviser upon sixty days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

EXPENSES

Subject to the expense limitations described below, the Fund pays all its own operating expenses that are not specifically assumed by the Adviser, including
(i) fees of the investment adviser; (ii) interest, taxes and any governmental filing fees; (iii) compensation and expenses of the trustees, other than those who are interested persons of the Trust, the investment adviser or the distributor; (iv) legal, audit, custodial, fund accounting and transfer agency fees and expenses; (v) fees and expenses related to the organization of the Fund and registration and qualification of the Fund and its shares under federal and state securities laws; (vi) expenses of printing and mailing reports, notices and proxy material to shareholders, and expenses incidental to meetings of shareholders; (vii) expenses of preparing prospectuses and of printing and distributing them to existing shareholders; (viii) insurance premiums; (ix) litigation and indemnification expenses and other extraordinary expenses not incurred in the normal course of the business of the Trust; (x) distribution expenses pursuant to the Distribution Plan; and (xi) brokerage commissions and other transaction-related costs.

The Adviser has agreed to reimburse the Fund to the extent that the total annual expenses of the Fund, exclusive of taxes, interest, brokers' commissions and other charges related to the purchase and sale of securities and extraordinary litigation expenses, exceed the limits, if any, prescribed by any state regulatory authority. In addition, the Adviser has voluntarily undertaken to reimburse the Fund for any annual operating expenses in excess of 2% of the Fund's average net assets through December 31, 1998.

During the period from August 15, 1997 to September 30, 1997, the Fund paid advisory fees of $16,427 to the Adviser, but the Adviser waived fees or reimbursed expenses of $11,870 pursuant to the expense limitation undertaking.

During the period from October 1, 1996 to August 14, 1997, the Fund paid advisory fees of $96,460 to Integrated Financial Services, Inc. ("IFS"), the previous investment adviser. During the period from October 1, 1996 to August 14, 1997, IFS waived fees or reimbursed expenses of $39,469 pursuant to the expense limitation undertaking. During the fiscal years ended September 30, 1996 and 1995, the Fund paid IFS advisory fees of $102,176 and $59,467 respectively, but IFS waived fees or reimbursed expenses aggregating $35,431 and $39,545 respectively, pursuant to the expense limitation undertaking.

Pursuant to the Agreement, the Adviser serves as the manager and investment adviser for the Fund. The Adviser and Sunstone Financial Group, Inc. (the "Administrator") entered into an agreement pursuant to which the Administrator shall provide on behalf of the Adviser certain administration services for the Fund. The Administrator and its affiliates provide administration, transfer agency, distribution and fund accounting services to other investment companies.

    Under the Administration Agreement dated October 1, 1997 (the "Administration Agreement"), the Administrator has agreed to provide office space, facilities, equipment and personnel, compile data for and prepare with respect to the Fund timely Notices to the Commission required pursuant to Rule 24f-2 under the Act and semi-annual reports on Form N-SAR; prepare and file all federal income and excise tax returns and state income tax returns (and such other required tax filings as may be agreed to by the parties) other than those required to be made by the Fund's custodian or transfer agent subject to review and approval of the Trust and the Trustee's independent accountants; prepare compliance filings relating to the registration of the securities of the Fund pursuant to state securities laws with the advice of Fund's counsel; determine the expense accruals of the Fund; prepare financial statements for the Annual and Semi-Annual Reports required pursuant to Section 30(d) under the Act; review the Registration Statement for the Funds (on Form N-1A or any replacement therefor) and any amendments thereto, and proxy materials; prepare, monitor and cause all appropriate expenses to be paid from Fund assets on proper authorization from the Fund; assist in the acquisition of the Fund's fidelity bond required by the Act, monitor the amount of the bond and make the necessary Commission filings related thereto; check the Fund's compliance with the policies and limitations relating to portfolio investments as set forth in the Prospectus, Statement of Additional Information and monitor each Fund's status as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended; maintain, and/or coordinate with the other service providers the maintenance of, the accounts, books and other documents required pursuant to Rule 31a-1(a) and (b) under the Act; and generally assist in each Fund's administrative operations.

    The Administrator receives a fee from the Adviser for its services as administrator and expenses assumed pursuant to the Administration Agreement, equal to the lesser of a fee calculated daily and paid periodically, beginning at the annual rate of seventeen one-hundredths of one percent (.17%) and decreasing as the assets of the Fund reaches certain levels. The minimum annual fee is $20,000, $30,000 and $45,000 for the fiscal years ending September 30, 1998, 1999 and 2000, respectively.

    Unless sooner terminated as provided therein, the Administration Agreement will continue in effect until September 30, 1998. The Administration Agreement thereafter shall be renewed automatically for successive one-year terms, unless earlier terminated. The Administration Agreement is terminable after the initial term, on not less than 60 days' notice by the Adviser or by the Administrator.

    The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

                                     DISTRIBUTOR

Dreher & Associates, Inc. ("Dreher"), a broker-dealer owned by Mr. James Dreher and Mr. Richard Burgess, serves as distributor for the Fund, subject to change by a majority of the "non-interested" trustees at any time. Dreher is located at One Oakbrook Terrace, Suite 708, Oakbrook Terrace, Illinois 60181. Dreher is responsible for all purchases, sales, redemptions and other transfers of shares of the Fund without any charge to the Fund except the fees paid to Dreher under the Distribution Plan. Dreher is also responsible for all expenses incurred in connection with its performance of services for the Fund, including, but not limited to, personnel, office space and equipment, telephone, postage and stationery expenses. Dreher receives commissions from sales of shares of the Fund which amounts are not expenses of the Fund but represent sales commissions added to the net asset value of shares purchased from the Fund.

Dreher has the exclusive right to distribute shares of the Fund in a continuous offering through affiliated and unaffiliated dealers. The obligation of Dreher is an agency or "best efforts" arrangement, which does not obligate Dreher to sell any stated number of shares.

During the fiscal years ended September 30, 1997, 1996 and 1995, Dreher received and retained commissions of $4,215, $33,145 and $48,040 respectively.

Dreher also receives brokerage commissions for executing portfolio transactions on behalf of the Fund. See "Portfolio Transactions."

                                  DISTRIBUTION PLAN

The Trust has adopted a plan pursuant to rule 12b-1 under the Investment Company Act of 1940 (the "Plan"), whereby the Fund pays to Dreher & Associates, Inc., the Fund's distributor ("Dreher"), fees accrued daily and paid monthly at the aggregate annual rate of .50% of the Fund's average daily net assets, consisting of a service fee of .25% of average daily net assets and additional sales compensation of .25% of average daily net assets.

From the payments made by the Fund to Dreher, Dreher pays service fees and additional sales compensation to brokers that have signed selling group agreements with Dreher and thereby participate in the distribution of Fund shares and provide services to Fund shareholders. Payments to selling group members are made at the same rates as the payments from the Fund to Dreher - a service fee of .25% of the average daily net assets of the accounts for which the selling group member performs shareholder servicing and .25% of the average daily net asset value of those accounts as additional sales compensation.

The board of trustees of the Trust has determined that a continuous cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The board also considered that continuing growth in the size of the Fund would be in the best interests of shareholders because increased size would allow the Fund to realize certain economies of scale in its operations and would likely reduce the proportionate share of expenses borne by each shareholder. The board of trustees therefore determined that it would benefit the Fund to have monies available for the direct distribution and service activities of Dreher, as the Fund's distributor, in promoting the continuous sale of the Fund's shares. The trustees, including the non-interested trustees, concluded, in the exercise of their reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

The Plan has been approved by the board of trustees, including all of the trustees who are not interested persons as defined in the 1940 Act. The Plan must be approved annually by the board of trustees, including a majority of the trustees who are non-interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan ("non-interested trustees"), by a vote cast in person at a meeting called for that purpose. So long as the Plan is in effect, it is required that the selection and nomination of non-interested trustees be done by non-interested trustees. The Plan may be terminated at any time, without penalty, by either a majority vote of such trustees or by vote of a majority of the Fund's outstanding shares, and shall terminate automatically in the event of any act that terminates the distribution agreement with Dreher. Any agreement related to the Plan, including any distribution or service agreement, may be terminated in the same manner, except that such termination must be on not more than sixty days' written notice to any other party to such agreement. Any such related agreement shall terminate automatically in the event of any act that terminates the Plan or the distribution agreement with Dreher, or in the event of any act that constitutes the assignment of any such related agreement. Any distributor, dealer or institution may also terminate its distribution or service agreement at any time upon written notice.

Neither the Plan nor any distribution or service agreement may be amended to increase materially the amount spent for distribution or service expenses or in any other material way without approval by a majority of the outstanding shares of the Fund, and all such material amendments to the Plan or any distribution or service agreement must also be approved by a majority of the trustees of the Trust, including a majority of the non-interested trustees, by a vote cast in person at a meeting called for the purpose of voting on any such amendment.

Dreher is required to report in writing to the board of trustees at least quarterly on the amounts and purpose of any payments made under the Plan and any distribution or service agreement and the amount of expenses incurred by Dreher under the Plan, and, to furnish the board with such other information as may reasonably be requested in order to enable the board to make an informed determination of whether the Plan should be continued.

During the year ended September 30, 1997, the Fund made payments to Dreher pursuant to the Plan, and Dreher paid expenses in connection with the distribution of Fund shares as shown below:


    Distribution fees paid by Fund to Dreher:              $56,444

    Distribution expenses incurred by Dreher:

         Fees reallowed to brokers                         $33,866
         Employee Compensation                               1,710
         Printing - Quarterly reports to brokers             1,421
         Printing - Prospectus                               6,968

    Other marketing expenses                                 5,160
                                                             -----

    Total Expenses                                         $49,125
                                                           -------
                                                           -------


                           PURCHASING AND REDEEMING SHARES

Purchases and redemptions are discussed in the Fund's prospectus under the headings "How to Purchase Shares" and "How to Redeem Shares." All of that information is incorporated herein by reference.

NET ASSET VALUE. For purposes of this computation, portfolio securities, including options, that are traded on a national securities exchange or in the over-the-counter market are valued at the last current reported sales price, or lacking any current reported sale on that day, at the mean of the most recently quoted bid and asked prices. Each outstanding futures contract is valued at the official settlement price for the contract on the exchange on which the contract is traded, except that if the market price of the contract has increased or decreased by the maximum amount permitted on the valuation date ("up or down the limit"), the contract is valued at a fair value as described below. Short-term obligations with maturities of 60 days or less are valued at amortized cost.


When market quotations are not readily available for the Fund's securities, such securities are valued at a fair value following procedures approved by the board of trustees. These procedures include determining fair value on the basis of valuations furnished by pricing services approved by the board of trustees, which include market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders, as well as on the basis of appraisals received from a pricing service using a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

The Fund's net asset value is determined only on days on which the New York Stock Exchange is open for trading. That Exchange is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively.

REDEMPTION IN KIND. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Redemptions in excess of these amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities.

                               PERFORMANCE INFORMATION

From time to time the Fund may quote total return figures. "Total Return" for a period is the percentage change in value during a period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. Total Return may also be described as the cumulative percentage change in value, assuming reinvestment of all dividends and distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return for the period.

Average Annual Total Return will be computed as follows:


                                   n
                   ERV  =    P(1+T)

         Where:    P    =    a hypothetical initial investment of $1,000

                   T    =    average annual total return

                   n    =    number of years

                   ERV  =    ending redeemable value of a hypothetical $1,000
                             investment made at the beginning of the period, at the end of the period (or fractional portion thereof)

The figures quoted will assume reinvestment of all dividends and distributions. Quotations of Average Annual Total Return will take into account the effect of any sales charge on the amount available for investment or redemption, at the maximum rate in effect on the date of the quotation; quotations of Total Return will indicate whether or not the effect of the sales charge is included. Income taxes payable by shareholders will not be taken into account. For example, Average Annual Total Return and Total Return for the Fund for various periods ended September 30, 1997 are shown below:


                                               Total Return        Total Return
                          Average Annual          with               without
    Period                Total Return        Sales Charge        Sales Charge
    ------                -------------       ------------        ------------

    1 year                   28.8%                28.8%               36.2%
    5 years                  18.1%               129.8%              143.1%
    Life of fund             16.6%               171.6%              187.4%
    (beginning
    January 22, 1991)


The performance of the Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although information such as yield and total return is useful in reviewing the Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

In advertising and sales literature, the Fund's performance may be compared with that of market indices and other mutual funds. The Fund might also use comparative performance as computed in a ranking determined by Lipper Analytical Services, Inc. ("Lipper"), an independent service that monitors the performance of over 2,000 mutual funds, or that of another service.

In advertising and sales literature, the performance of the Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of the Fund. Comparison of the Fund to an alternative investment should consider differences in features and expected performance.

All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Fund generally believes to be accurate. The Fund may also note its mention in newspapers, magazines, or other media from time to time. However, the Fund assumes no responsibility for the accuracy of such data.

The Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation. The performance of the Fund may also be compared to the following indexes or averages:


    Dow-Jones Industrial Average                 New York Stock Exchange
    Standard & Poor's 500 Stock Index            Composite Index
    Standard & Poor's 400 Industrials            American Stock Exchange
    Wilshire 5000                                Composite Index
    (These indexes are widely recognized         NASDAQ Composite
    indicators of general U.S. stock market      NASDAQ Industrials
    results.)                                    (These indexes generally
                                                 reflect the performance of
                                                 stocks traded in theindicated
                                                 markets.)

In addition, the Fund may compare its performance to:


    Value Line Index
     (Widely recognized indicator of the
      performance of small- and medium-
      sized company stocks.)
    Lipper Capital Appreciation Fund Average
    Lipper Growth Funds Average
    Lipper Small Company Growth Funds Average
    Lipper General Equity Funds Average
    Lipper Equity Funds Average
    Lipper Small Company Growth Fund Index

Lipper Small Company Growth Fund Index reflects the net asset value weighted total return of the largest thirty growth funds as calculated and published by Lipper.

The Lipper averages are unweighted averages of total return performance of mutual funds as classified, calculated and published by Lipper. The Fund may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify the Fund to a different category or develop (and place the Fund into) a new category, the Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service. Moreover, the Fund may compare its performance or ranking against all funds tracked by Lipper or another independent service.

To illustrate the historical returns on various types of financial assets, the Fund may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types:

                   Common stocks
                   Small company stocks
                   Long-term corporate bonds
                   Long-term government bonds
                   Intermediate-term government bonds
                   U.S. Treasury bills
                   Consumer Price Index

                                PORTFOLIO TRANSACTIONS

See "Management of the Fund - The Adviser and Distributors" and "Portfolio Transactions" in the Prospectus.

Portfolio transactions on behalf of the Fund effected on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

In executing portfolio transactions, the Adviser uses its best efforts to obtain for the Fund the most favorable price and execution available. In seeking the most favorable price and execution, the Adviser considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the execution capability of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

The trustees have determined that portfolio transactions for the Fund may be executed through Dreher if, in the judgment of the Adviser, the use of Dreher is likely to result in prices and execution at least as favorable to the Fund as those available from other qualified brokers and if, in such transactions, Dreher charges the Fund commission rates consistent with those charged by Dreher to comparable unaffiliated customers in similar transactions. The board of trustees, including a majority of the trustees who are not "interested" trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to Dreher are consistent with the foregoing standard. The Fund will not effect principal transactions with Dreher. It is expected that all or a significant portion of the Fund's portfolio transactions will be executed through Dreher. In executing portfolio transactions through Dreher, the Fund will be subject to, and intends fully to comply with, section 17(e) of the Investment Company Act of 1940 and the rules thereunder.

During the years ended September 30, 1997, 1996 and 1995, the Fund paid brokerage commissions on purchases and sales of securities (not including the gross underwriting spread on securities purchased in underwritten offerings) of $11,132, $31,168 and $14,032, respectively of which $10,412, $31,168 and
$14,032, respectively was paid to Dreher. Of the brokerage commissions paid by the Fund for the year ended September 30, 1997, 94% were paid to Dreher in connection with transactions involving securities having a market value of 96% of the total market value of securities on which the Fund paid commissions. For a discussion of the factors related to the decrease in the total amount of commissions paid, see "INVESTMENT PRACTICES-Portfolio Turnover" in this Statement of Additional Information.

                                       TAXATION

The following is only a summary of certain tax considerations affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. The Fund intends to continue to qualify, as it did in its last fiscal year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund will be exempt from Federal income tax on its net investment income and capital gains that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code described below. Distributions of investment company taxable income made during the taxable year or, under certain specified circumstances, after the close of the taxable year will satisfy the Distribution Requirement.

In addition to satisfaction of the Distribution Requirement, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities and other income derived with respect to its business of investing in such stock or securities (the "Income Requirement).

In addition, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, at least 50% of the value of its assets consists of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S.

Government securities and securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (the "Diversification Requirement"). This Diversification Requirement is in addition to the diversification standard the Fund must meet under fundamental investment restriction (i). See "Investment Restrictions."

The Fund's option and hedging activities are subject to special provisions of the Code that may, among other things, limit the use of losses of the Fund and affect the holding period of the securities held by the Fund and the nature of the income realized by the Fund. These provisions may also require the Fund to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without the cash to distribute such income. The Fund and its shareholders may recognize taxable income as a result of the Fund's hedging activities, a portion of which may be treated as long-term capital gains. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

TAXATION OF DISTRIBUTIONS. The Fund distributes substantially all of its net investment income and net short-term capital gains for any taxable (i.e., fiscal) year. Distributions will be taxable to shareholders as described below, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving a distribution from the Fund in the form of additional shares will generally be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received on the distribution date and will take a tax basis for such shares equivalent to the amount deemed to have been distributed to them. The Fund intends to distribute to shareholders its excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year as a capital gain dividend. A capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares, whether the net capital gain distributed by the Fund was recognized prior to the date on which a shareholder acquired shares and whether the distribution was paid in cash or reinvested in shares. The aggregate amount of distributions designated by the Fund as capital gain dividends may not exceed the net capital gain of the Fund for any taxable year, determined by excluding any net capital loss or net long-term capital loss attributable to transactions occurring after October 31 of such year and by treating any such loss as if it arose on the first day of the following taxable year.

Dividends (whether received in cash or reinvested in shares) will generally be subject to taxation when received. Dividends declared in October, November or December of any year accruing to shareholders of record on a specified date in such a month, however, will be deemed to have been received by the shareholders and paid by the Fund on December 31 of such year, if such dividends are paid during January of the following year.

The Fund is required in certain cases to withhold and remit to the United States Treasury 31% of dividends paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that such shareholder is not subject to backup withholding or that such shareholder is an "exempt recipient."

Shareholders will be advised annually as to the U.S. Federal income tax consequences of distributions made during the year.

CORPORATE INVESTORS. In the case of corporate shareholders, a portion of Fund distributions (other than capital gain dividends) for any taxable year generally is expected to qualify for the 70% dividends received deduction for regular Federal income tax purposes to the extent of the gross amount of eligible dividends received by the Fund for the year with respect to stock, unless such stock is held for 45 days or less during the 90-day period that begins 45 days before the stock becomes ex-dividend with respect to the dividend (or 90 days or less during the 180-day period that begins 90 days before the stock becomes ex-dividend with respect to the dividend in the case of certain preferred stock). Legislation has been introduced from time to time to reduce the percentage of dividends entitled to the dividends received deduction; however, it is not known whether Congress will consider any such legislation in the near future. The Fund's investment policies may affect the availability of the dividends received deduction with respect to dividends paid on certain stocks in the Fund's portfolio. For example, the holding period of any dividend paying stock will not be deemed to include period in which the Fund holds a put option on, has contracted to sell, or has made but not closed a short sale of, "substantially identical" stock or securities. Convertible bonds or convertible preferred stock may be deemed "substantially identical" to common stock for purposes of this rule. The Fund will provide a statement annually to shareholders of the amount of dividends eligible for the dividends received deduction.

Corporate investors should also note that although the dividends received deduction is available to reduce regular corporate Federal income tax liability, any amount so deducted may increase the tax base upon which the corporate alternative minimum tax and environmental tax is imposed.

                                      CUSTODIAN

United Missouri Bank, N.A. is the custodian for the Trust. It is responsible for holding all cash and securities of the Fund, directly or through a book entry system, delivering and receiving payment for securities sold by the Fund, receiving and paying for securities purchased by the Fund, collecting income from investments of the Fund and performing other duties, all as directed by authorized persons of the Trust. The custodian does not exercise any supervisory functions in such matters as the purchase and sale of securities by the Fund, payment of dividends or payment of expenses of the Fund.

                                    TRANSFER AGENT

Jones and Babson, Inc. ("JBI") is the Fund's transfer agent and dividend disbursing agent. JBI records all sales, transfers and redemptions of shares of the Fund, disburses dividends of the Fund and performs other recordkeeping functions. JBI is responsible for all personnel, office space and equipment expenses related to the performance of these services for the Fund. The Fund pays all other out-of-pocket expenses, including postage, mailing and stationery expenses.

JBI has informed the Fund that it intends to resign as the Fund's transfer agent. The Fund's board has approved a new transfer agency agreement with Sunstone Investor Services, LLC, ("SIS"), an affiliate of the Administrator, pursuant to which SIS will provide the services listed above, effective in April 1998.

                               FUND ACCOUNTING SERVICES

United Missouri Bank, N.A. ("UMB"), the Fund's custodian, provides financial and accounting services, including portfolio accounting and calculation of the Fund's net asset value per share, preparation of financial statements and creation and maintenance of the related books and records. UMB furnishes, at its own expense, the personnel and facilities necessary to perform its duties. UMB receives from the Fund (a) a base fee of $600 per month and (b) a fee accrued daily and paid monthly at the annual rate of .03% of the Fund's average daily net assets up to and including $100 million, .02% of average daily net assets in excess of $100 million, but not more than $350 million, .01% of average daily net assets in excess of $350 million, but not more than $1 billion, and .005% of average daily net assets in excess of $1 billion. For the fiscal years ended September 30, 1997, 1996 and 1995, fees paid by the Fund for financial and accounting services totaled $12,100, $14,043 and$11,654 respectively.

                                 INDEPENDENT AUDITORS

Ernst & Young LLP, Sears Tower, 233 South Wacker Drive, Chicago, Illinois 60606, audits and reports on the Fund's annual financial statements, reviews certain regulatory reports and the Fund's Federal income tax returns, and performs other professional accounting, tax and advisory services when engaged to do so by the Fund.

                                    LEGAL COUNSEL

Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Suite 2600, Chicago, Illinois 60601, provides legal services to the Fund, including assisting in regulatory and general corporate issues of the Fund.

                                 FINANCIAL STATEMENTS


The Fund's annual report to shareholders for the year ended September 30, 1997, a copy of which accompanies this statement of additional information, contains financial statements, notes thereto, supplementary information entitled "Financial Highlights" and a report of independent auditors, all of which (but no other part of the annual report) is incorporated herein by reference.

                            REPORT OF INDEPENDENT AUDITORS


The Board of Trustees and Shareholders
Universal Capital Growth Fund


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Universal Capital Growth Fund as of September 30, 1997, the related statement of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Universal Capital Growth Fund at September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1993, in conformity with generally accepted accounting principles.






Chicago, Illinois
November 1, 1997

                            UNIVERSAL CAPITAL GROWTH FUND


PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997

                                                                        Shares           Value
                                                                        ------           -----

COMMON STOCKS -                                           95.95%

AEROSPACE -                                                3.35%
Boeing Company (The)                                                      8,000            $435,500


AUTOMOTIVE PARTS AND EQUIPMENT -                           1.14%
Borg Warner Automotive, Inc.                                              2,600             147,875


BANKS -                                                    4.14%
First Chicago NBD Corporation                                             3,500             263,375
Wells Fargo & Company                                                     1,000             275,000
                                                                                            -------
                                                                                            538,375


BIOTECHNOLOGY -                                            1.66%
Amgen, Inc. *                                                             4,500             215,718


COMPUTERS -                                                6.09%
Compaq Computer Corporation *                                             2,500             186,875
Hewlett-Packard Company                                                   2,600             180,863
International Business Machines Corporation                               4,000             423,750
                                                                                            -------
                                                                                            791,488


COMPUTER PERIPHERAL EQUIPMENT -                            2.25%
Cisco Systems, Inc. *                                                     4,000             292,250


COMPUTER SOFTWARE -                                        6.27%
Complete Business Solutions, Inc. *                                      10,000             285,000
Microsoft Corporation *                                                   4,000             529,250
                                                                                            -------
                                                                                            814,250


CONSUMER PRODUCTS -                                        6.49%
Brunswick Corporation                                                     7,500             264,375
Gillette Company (The)                                                    3,500             302,094
Procter & Gamble Company (The)                                            4,000             276,250
                                                                                            -------
                                                                                            842,719


DIVERSIFIED MANUFACTURING -                                3.76%
Kuhlman Corporation                                                       8,000             288,000
Thermo Electron Corporation *                                             5,000             200,000
                                                                                            -------
                                                                                            488,000

                                                        UNIVERSAL CAPITAL GROWTH FUND



PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 1997

                                                                         Shares           Value
                                                                         ------           -----

ELECTRICAL EQUIPMENT -                                     1.05%
General Electric Company                                                  2,000             136,125


ELECTRONIC PRODUCTS AND COMPONENTS -                      10.51%
American Power Conversion Corporation *                                   5,000             140,625
Analog Devices, Inc. *                                                    6,666             223,311
Cognex Corporation *                                                      8,000             263,000
Intel Corporation                                                         8,000             738,500
                                                                                            -------
                                                                                          1,365,436


ENERGY -                                                   3.36%
Falcon Drilling Company, Inc. *                                           5,000             176,563
Halliburton Company                                                       5,000             260,000
                                                                                            -------
                                                                                            436,563


FINANCE AND FINANCIAL SERVICES -                          12.46%
Charles Schwab Corporation (The)                                         10,800             386,100
Fannie Mae                                                                5,500             258,500
Merrill Lynch & Company, Inc.                                            10,000             741,875
Paine Webber Group Inc.                                                   5,000             232,813
                                                                                            -------
                                                                                          1,619,288


FOOD AND BEVERAGE -                                        3.96%
H. J. Heinz Company                                                       5,000             230,937
PepsiCo, Inc.                                                             7,000             283,938
                                                                                            -------
                                                                                            514,875


HEALTH/PHARMACEUTICALS -                                  13.78%
Abbott Laboratories                                                       4,500             287,719
Eli Lilly and Company                                                     3,000             361,312
Johnson & Johnson                                                         5,000             288,125
Merck & Co., Inc.                                                         3,600             359,775
Schering-Plough Corporation                                               9,600             494,400
                                                                                            -------
                                                                                          1,791,331


HEALTH/SUPPLIES -                                          2.89%
Medtronic, Inc.                                                           8,000             376,000


                                                        UNIVERSAL CAPITAL GROWTH FUND


PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 1997


                                                                         Shares           Value
                                                                         ------           -----

INSURANCE -                                                5.37%
Horace Mann Educators Corporation                                         5,000             280,625
MBIA Inc.                                                                 1,500             188,156
USF&G Corporation                                                        10,000             229,375
                                                                                            -------
                                                                                            698,156


RAILROADS -                                                1.49%
Burlington Northern Santa Fe Corporation                                  2,000             193,250


RETAIL -                                                   1.97%
Walgreen Co.                                                             10,000             256,250


TELECOMMUNICATIONS -                                       3.96%
Tellabs, Inc. *                                                          10,000             515,000
                                                                                           --------


TOTAL COMMON STOCKS (COST $8,498,282)                                                    12,468,449
                                                                                         ----------


                                                                      Principal
                                                                       Amount             Value
                                                                       ------             -----

REPURCHASE AGREEMENT -                                     3.08%

UMB Bank, n.a., 5.05%, dated 9/30/97, repurchase
price $400,166, maturing 10/03/97, collateralized                      $400,000             400,000
by U.S. Treasury Notes, , 8.875%, maturing 2/15/99                                          -------


TOTAL REPURCHASE AGREEMENTS                                                                 400,000
(Cost $400,000)                                                                             -------


TOTAL INVESTMENTS -                                       99.03%
(Cost $8,898,282)                                                                        12,868,449


CASH AND OTHER ASSETS
LESS LIABILITIES -                                         0.97%                            126,026
                                                                                            -------

NET ASSETS -                                             100.00%                        $12,994,475
                                                                                        -----------


                            UNIVERSAL CAPITAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997

ASSETS:
Investments at value (cost $8,898,282)                         $12,868,449
Cash                                                               153,047
Receivables for shares issued                                        1,022
Dividends receivable                                                10,489
Prepaid expenses                                                    13,092
                                                                    ------

Total Assets                                                    13,046,099
                                                                ----------

LIABILITIES:
Payable to Adviser                                                  16,081
Payable for shares redeemed                                          5,231
Other accrued expenses                                              30,312
                                                                    ------

Total Liabilities                                                   51,624
                                                                    ------

NET ASSETS                                                     $12,994,475
                                                               -----------
                                                               -----------

NET ASSETS CONSIST OF:
Paid in capital                                                 $8,671,949
Accumulated net realized gain
  on investments                                                   352,359
Unrealized net appreciation
  on investments                                                 3,970,167
                                                                 ---------

TOTAL NET ASSETS                                               $12,994,475
                                                               -----------
                                                               -----------


NET ASSET VALUE PER SHARE
   ($12,994,475 divided by 718,215
  shares outstanding)                                               $18.09
                                                                    ------
                                                                    ------
MAXIMUM OFFERING PRICE PER SHARE
  (net asset value, plus 5.8% of net
  asset value or 5.5% of offering price)                            $19.14
                                                                    ------
                                                                    ------


STATEMENT OF OPERATIONS
For The Year Ended September 30, 1997

INVESTMENT INCOME:
Dividend income                                                   $107,466
Interest income                                                     63,948
                                                                    ------
                                                                   171,414
                                                                   -------

EXPENSES:
Investment advisory fees                                           112,887
12b-1 fees                                                          56,444
Legal fees                                                          34,000
Audit fees                                                          19,996
Federal and state registration fees                                 13,500
Reports to shareholders                                             13,000
Fund accounting fees                                                12,100
Transfer agent fees and expenses                                    11,800
Custody fees                                                         4,900
Trustees' fees                                                       2,750
Other                                                                1,455

Total expenses before waiver                                       282,832
Waiver of fees                                                     (57,057)
                                                                    ------

Net expenses                                                       225,775
                                                                   -------

Net investment loss                                                (54,361)

REALIZED AND UNREALIZED GAINS:

Net realized gain on investments                                   405,187
Change in unrealized appreciation
  on investments                                                 3,159,044
                                                                 ---------

Net gain on investments                                          3,564,231
                                                                 ---------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                       $3,509,870
                                                                ----------
                                                                ----------

                          See notes to financial statements.

                            UNIVERSAL CAPITAL GROWTH FUND


STATEMENTS OF CHANGES IN NET ASSETS


                                                                     Year Ended          Year Ended
                                                                 September 30, 1997    September 30, 1996
                                                                 ------------------    ------------------

OPERATIONS:
Net investment loss                                                  $  (54,361)        $   (68,812)
Net realized gain on investments                                        405,187           1,302,945
Change in unrealized appreciation on investments                      3,159,044            (499,880)
                                                                      ---------             -------
Net increase in net assets resulting from operations                  3,509,870             734,253

DISTRIBUTIONS:
Net realized gains                                                   (1,185,143)         (1,269,948)
                                                                      ---------           ---------

CAPITAL SHARE TRANSACTIONS :
Proceeds from 54,442 and 202,722 shares issued, respectively            888,007           3,008,775
Net asset value of 82,871 and 90,601 shares issued to
       holders in reinvestment of dividends, respectively             1,150,243           1,268,410
Cost of  161,216 and 51,688 shares redeemed, respectively            (2,492,100)           (766,538)
                                                                      ---------             -------
Net increase (decrease) from capital transactions                      (453,850)          3,510,647
                                                                        -------           ---------

TOTAL INCREASE IN NET ASSETS                                          1,870,877           2,974,952

NET ASSETS:
Beginning of year                                                    11,123,598           8,148,646
                                                                     ----------           ---------

End of year                                                         $12,994,475         $11,123,598
                                                                     ----------          ----------
                                                                     ----------          ----------


                          See notes to financial statements.

                            UNIVERSAL CAPITAL GROWTH FUND


FINANCIAL HIGHLIGHTS


                                                                               Year Ended September 30,
                                                           1997           1996           1995           1994           1993
                                                           ----           ----           ----           ----           ----

NET ASSET VALUE, BEGINNING OF YEAR                        $14.99         $16.28         $12.47         $12.27         $11.38

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                        (0.08)         (0.10)         (0.10)         (0.13)         (0.04)
Net realized and unrealized gains on investments            4.97           1.14           4.54           0.96           1.39
                                                            ----           ----           ----           ----           ----

TOTAL FROM INVESTMENT OPERATIONS                            4.89           1.04           4.44           0.83           1.35
                                                            ----           ----           ----           ----           ----

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                          -              -              -              -           0.11
Net realized gains                                         (1.79)          2.33           0.63           0.63           0.35
                                                            ----           ----           ----           ----           ----
Total distributions to shareholders                        (1.79)          2.33           0.63           0.63           0.46

NET ASSET VALUE, END OF YEAR                              $18.09         $14.99         $16.28         $12.47         $12.27
                                                           -----          -----          -----          -----          -----
                                                           -----          -----          -----          -----          -----

TOTAL RETURN (b)                                          36.24%          7.40%         37.87%          7.46%         12.15%

SUPPLEMENTAL DATA AND RATIOS:
Ratio of net expenses to average net assets (a)            2.00%          2.00%          2.00%          2.00%          2.00%
Ratio of net investment loss to average net assets (a)    (0.5)%         (0.7)%         (0.8)%         (1.1)%         (0.4)%
Portfolio turnover rate                                    49.2%         262.1%         157.6%         188.7%         186.3%
Average commission rate per share                        $0.0457        $0.0208            N/A            N/A            N/A

Net assets, end of year (in 000's)                       $12,994        $11,124         $8,149         $4,969         $4,892


(a) After reimbursement and waiver of Advisor fees and earnings credits of the custodian of 0.50%, 0.35%, 0.7%, 1.1%, and 0.9% of average net assets for 1997, 1996, 1995, 1994, and 1993.

(b) The total return calculation does not reflect the sales load imposed on the purchase of shares.

(c) On August 15, 1997, the advisor changed to Graver, Bokhof, Goodwin & Sullivan from Integrated Financial Services, Inc.

UNIVERSAL CAPITAL GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 1997


1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION. Universal Capital Investment Trust (the "Trust") is a Massachusetts business trust organized on October 18, 1990. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end investment company. Universal Capital Growth Fund (the "Fund"), the only series of the Trust currently offered, commenced selling shares of beneficial interest to the public on January 22, 1991 (commencement of operations).

INVESTMENT VALUATION. Investments are stated at value. Investments traded on a securities exchange or in the over-the-counter market are valued at the last current sale price as of the time of valuation or, lacking any current reported sale on that day, at the mean between the most recent bid and asked quotations. Investments for which quotations are not readily available and securities for which the valuation methods described above do not produce a value reflective of the fair value of the securities are valued at a fair value as determined in good faith by the board of trustees or a committee thereof.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are recorded on the trade date (the day the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on an identified cost basis.

USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS. It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no provision for federal income taxes is required.

The character of distributions made during the year from net investment income of net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at September 30, 1997, the Fund reduced paid in capital by $54,175 and offset accumulated net realized gain on investments by $186 for the current year's net investment loss.

REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. All repurchase agreements are fully collateralized by U.S. Treasury securities. All collateral is held through the Fund's custodian bank and is monitored daily by the Fund to ensure that its market value exceeds the carrying value of the repurchase agreement.

2.  TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, beginning August 15, 1997, with Graver, Bokhof, Goodwin & Sullivan ("Advisor"), the Fund pays an investment advisory fee at the annual rate of 1.0% of the first $250 million of the Fund's average daily net assets and .75% of the Fund's average daily net assets in excess of $250 million. During the period from August 15, 1997 to September 30, 1997, the Fund incurred investment advisory fees of $16,427 under this agreement.

The agreement provides for the waiver or reimbursement of expenses from the Advisor should the Fund's normal operating expenses exceed the most restrictive applicable state expense limitation. The Advisor also has agreed to limit the Fund's annual operating expenses to 2.00% of average daily net assets through December 31, 1998. During the period from August 15, 1997 to September 30, 1997, the Advisor waived or reimbursed $11,870 of its investment advisory fee.

Prior to August 15, 1997, the investment advisor was Integrated Financial Services, Inc. ("IFS"). The Fund paid an investment advisory fee at the annual rate of 1.0% of the first $250 million of the Fund's average daily net assets and .75% of the Fund's average daily net assets in excess of $250 million. During the period from October 1, 1996 to August 14, 1997, the Fund incurred investment advisory fees of $96,460 under this agreement.

IFS agreed to limit the Fund's annual operating expenses to 2.00% of average daily net assets. During the period from October 1, 1996 to August 14, 1997, IFS waived or reimbursed $39,469 of its investment advisory fee.

While serving as distributor, Dreher & Associates, Inc. ("Distributor") assumed all expenses of personnel, office space, office facilities and equipment incidental to such service. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act whereby the Fund pays the Distributor a monthly service fee of .25% and a monthly sales compensation fee of .25%, based on the Fund's average daily net assets. In return, the Distributor bears all expenses incurred in the distribution and promotion of the Fund's shares. During the year ended September 30, 1997, the Fund incurred distribution fees of $56,444. The Distributor received commissions of $4,215 from sale of the Fund's shares during the year ended September 30, 1997, all of which was paid to brokers affiliated with the Fund.

Portfolio transactions for the Fund have been executed through the Distributor, consistent with the Fund's policy

UNIVERSAL CAPITAL GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 1997


of obtaining best price and execution. During the year ended September 30, 1997, the Fund paid brokerage commissions to the Distributor on purchases and sales of securities in the amount of $10,412. It is the management's opinion that commission rates charged to the Fund by the Distributor are consistent with those charged to comparable unaffiliated customers in similar transactions.

Pursuant to a custody agreement with UMB Bank, n.a. ("UMB"), the Fund pays custody fees to UMB. In connection with that agreement, UMB issued $5,718 of earning credits to the Fund.

3.  INVESTMENTS

Purchases and sales of investments, other than short-term obligations, were $5,568,555 and $4,853,575 respectively, for the year ended September 30, 1997.

The cost basis of investments for federal income tax purposes at September 30, 1997 was $8,901,175. At September 30, 1997, on a tax basis, gross unrealized appreciation was $4,010,552, gross unrealized depreciation was $43,278 and net unrealized appreciation was $3,967,274.

--------------------------------------------------------------------------------

                                  FEDERAL TAX STATUS
                                  OF 1997 DIVIDENDS

INCOME AND CAPITAL GAIN DIVIDENDS PAID TO YOU, WHETHER RECEIVED IN CASH OR REINVESTED IN SHARES, MUST BE INCLUDED IN YOUR FEDERAL INCOME TAX RETURN AND MUST BE REPORTED BY THE FUND TO THE INTERNAL REVENUE SERVICE IN ACCORDANCE WITH U.S. TREASURY DEPARTMENT REGULATIONS.

NONE OF THE DIVIDENDS PAID BY THE FUND QUALIFY FOR THE 70% DIVIDENDS RECEIVED DEDUCTION AVAILABLE TO CERTAIN CORPORATE SHAREHOLDERS.

--------------------------------------------------------------------------------



INVESTMENT ADVISOR
Graver, Bokhof, Goodwin & Sullivan
100 South Wacker Drive, Suite 2100
Chicago, Illinois 60606

DISTRIBUTOR
Dreher & Associates, Inc.
One Oakbrook Terrace, Suite 708
Chicago, Illinois 60181

CUSTODIAN
UMB Bank, n.a.
P.O. Box 419226
Kansas City, Missouri 64141

TRANSFER AGENT
Jones & Babson
BMA Tower
700 Karnes Blvd., 12th Floor
Kansas City, Missouri 64108

COUNSEL
Vedder, Price, Kaufman & Kammholz
Chicago, Illinois

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, Illinois

                                      APPENDIX A

COMMERCIAL PAPER RATINGS

    A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for commercial paper in which the Fund may invest:

    "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

    "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

    Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper in which the Funds may invest:

    "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following capacities: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

    "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

    The three rating categories of Duff & Phelps for investment grade commercial paper are "Duff 1," "Duff 2" and "Duff 3." Duff & Phelps employs three designations, "Duff 1+," "Duff 1" and "Duff 1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper in which the Fund may invest:

    "Duff 1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

    "Duff 1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

    "Duff 1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

    "Duff 2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding need may enlarge total financing requirements, access to capital markets is good.

    Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The highest rating category of Fitch for short-term obligations is "F-1." Fitch employs two designations, "F-1+" and "F-1," within the highest category. The following summarizes the rating categories used by Fitch for short-term obligations in which the Funds may invest:

    "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

    Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by a bank holding company or an entity within the holding company structure. The following summarizes the ratings used by Thomson BankWatch in which the Fund may invest:

    "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

    "TBW-2" - this designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

    IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings in which the Fund may invest:

    "A1" - Obligations are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

    "A2" - Obligations are supported by a good capacity for timely repayment.

CORPORATE LONG-TERM INVESTMENT GRADE DEBT RATINGS

STANDARD & POOR'S INVESTMENT GRADE DEBT RATINGS

    A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

    The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

    The ratings are based, in varying degrees, on the following considerations:

         1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         2.   Nature of and provisions of the obligation.

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    AAA - Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

    AA - Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

    A - Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB - Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

MOODY'S LONG-TERM INVESTMENT GRADE DEBT RATINGS

    Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

    A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

    Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    FITCH INVESTORS SERVICE, INC. INVESTMENT GRADE BOND RATINGS

    Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

    The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

    Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

    Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

    Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

    Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

    AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA.' Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated 'F-1+.'

    A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

    The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

    Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk. Moreover, the character of the risk factor varies from industry to industry and between corporate, health care and municipal obligations.

DUFF & PHELPS, INC. LONG-TERM INVESTMENT GRADE DEBT RATINGS

    These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

    Each rating also takes into account the legal form of the security (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

    The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary). Ratings of 'BBB-' and higher fall within the definition of investment grade securities, as defined by bank and insurance supervisory authorities.

RATING                  DEFINITION
SCALE
--------------------------------------------------------------------------------

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

--------------------------------------------------------------------------------

AA+                     High credit quality.  Protection factors are strong.
AA                      Risk is modest, but may vary slightly from time to time
AA-                     because of economic conditions.

--------------------------------------------------------------------------------

A+                      Protection factors are average but adequate.  However,
A                       risk factors are more variable and greater in periods
A-                      of economic areas.

--------------------------------------------------------------------------------

BBB+                    Below average protection factors, but still considered
BBB                     sufficient for prudent investment.  Considerable
BBB-                    volatility in risk during economic cycles.

--------------------------------------------------------------------------------